Exhibit 10.1

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

December 3, 2014

Mr. Darren Arrington

Senior Vice President, NA Fleet Management

The Hertz Corporation

999 Vanderbilt Beach Rd

Naples, FL 34108

Dear Mr. Arrington:

This letter sets forth the agreement (“Agreement”) between General Motors LLC (“GM”) and The Hertz Corporation, (together with its Participating Hertz Licensees, Participating Dollar Licensees, and Participating Thrifty Licensees, collectively referred to as “Hertz”) regarding Hertz’s purchase or lease of 2015 Model Year GM vehicles from authorized GM dealers under i) the 2015 Model Year Daily Rental VN9 Purchase Program, ii) the 2015 Model Year National Fleet Purchase Program, and iii) other Incentive programs available to Hertz and for which It qualifies.

The terms and conditions of this Agreement are as follows:

1.                                      2015 MY Daily Rental VN9 Purchase Program

(a)                                 GM will make 2015 Model Year vehicles available under the terms and conditions of GM’s 2015 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1.

(b)                                 Hertz agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 3.

(c)                                  GM or a GM subsidiary/affiliate will purchase 2015 Model Year vehicles tendered by Hertz that qualify for purchase under the terms and conditions of GM’s 2015 MY Daily Rental VN9 Purchase Program, such terms and conditions being set forth in Attachment 1B and Attachment 1C.

(d)                                 Vehicles purchased or leased from authorized GM dealers under the 2015 MY Daily Rental VN9 Purchase Program must be ordered with the Hertz FAN and must have “VN9” (Purchase Identifier) and “[*REDACTED*]” (Hertz Customer Code) on the order(s).

(e)                                  The total agreed upon volume as detailed in Attachment 3 must be entered into VOMS no later than April 15, 2014.

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

2.                                      2015 MY YT2 Flat Rate Program

(a)                                 GM will make the 2015 Model Year vehicles listed in Attachment 3 available under the terms and conditions of GM’s 2015 MY YT2 Flat Rate Program, such terms and conditions being set forth in Attachment 1D.

(b)                                 Hertz agrees to purchase or lease GM vehicles from authorized GM dealers in a mix as detailed in Attachment 3.

(c)                                  GM or a GM subsidiary/affiliate will purchase 2015 Model Year vehicles tendered by Hertz that qualify for purchase under the terms and conditions of GM’s 2015 MY YT2 Flat Rate Program, such terms and conditions being set forth in Attachment 1B and Attachment 1D.

3.                                      2015 MY National Fleet VX7 Risk Purchase Program

(a)                                 GM will make 2015 Model Year vehicles available under the terms and conditions of GM’s 2015 MY National Fleet VX7 Risk Purchase Program, such terms and conditions being set forth in Attachment 2.

(b)                                 Hertz agrees to purchase or lease from authorized GM dealers 2015 Model Year vehicles in a mix as detailed in Attachment 2A.

(c)                                  So long as Hertz purchases or leases from authorized GM dealers the requisite number of vehicles in a mix as detailed in Attachment 2A, and is in compliance with all other provisions of this Agreement, GM will pay the Risk Incentive(s) listed in Attachment 2A.  These Risk Incentive(s) will be in addition to any other incentives under the 2015 MY National Fleet VX7 Risk Purchase Program, but will be in lieu of all other retail sales and fleet incentives.

(d)                                 Payment of 2015 MY National Fleet VX7 Risk Purchase Program incentives will be made upon submission of vehicle information required under Attachment 4.

(e)                                  Vehicles purchased or leased from authorized GM dealers under the 2015 MY National Fleet VX7 Risk Purchase Program must be ordered with the Hertz FAN and must have “VX7’ (Risk Identifier) and “[*REDACTED*]” (Hertz Customer Code) on the order(s).

4.                                      The agreed upon production timing and vehicle volumes and mix are set forth in Attachment 3A, such production and vehicle volumes and mix being subject to reasonable and minor adjustments based upon agreement of the Parties.  However, with GM’s consent, Hertz may make product substitutions, provided that such substitutions

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will not reduce the total volume of 2015 Model Year vehicles to be purchased or leased from authorized GM dealers by Hertz.

5.                                      Hertz will deliver to GM a copy of all executed participation forms of Participating Licensees and will notify GM of any changes in the Participating Hertz Licensees, Participating Dollar Licensees or Participating Thrifty Licensees participation form to purchase a specific mix of Vehicles .

6.                                      2015 MY [*REDACTED*]

(a)                                 GM [*REDACTED*] on or before December 23, 2014 [*REDACTED*]. Further, GM [*REDACTED*] on or before May 29, 2015 [*REDACTED*].

7.                                      2015 MY Matrix Bonus

(a)                                 In consideration of Hertz’s purchase of at least [*REDACTED*] Vehicles under this Agreement, GM will pay Hertz a $[*REDACTED*] per unit matrix payment on a minimum of [*REDACTED*] VN9 or YT2 Vehicles.  The foregoing additional conditions apply:

(i)                                     As long as Hertz is compliant with its obligations under this Agreement to purchase, promote and service the number of 2015 models and in a vehicle mix satisfactory to GM, as described in Attachment 3, GM will provide Hertz with a Matrix Bonus, which will be in addition to any other Incentive due under the terms and conditions of GM’s 2015 Model Year Daily Rental Purchase Program (Attachment 1).

(ii)                                  Payment of these incentives will be made upon submission of such vehicles in accordance to Attachment 4.

(iii)                               All vehicle minimum equipment requirements must be met on a monthly basis by carline per the terms of the Minimum Equipment Guidelines (Attachment 1A and Attachment 2A).  If the minimum equipment requirements are not met for the carline, the entire matrix bonus may be forfeited for all volume purchased under that program.  As an example, If minimum equipment requirements are not met for Impala models, then the bonus for all Impala models sold under the VN9 program will be forfeited.

(iv)                              If there is a de minimus level of non-compliance by Hertz, GM and Hertz will discuss the situation based on the exact circumstances that lead to the non-compliance and will endeavor to resolve the matter.  Non-compliance Issues found during the semi-annual evaluations can be remedied at a later

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time during the Model Year by adjusting content on those models not in compliance or by adjusting content on other models.

(v)                                 Minimum equipment exceptions from Attachment 1A and Attachment 2A will be mutually agreed upon on a case by case basis.

8.                                      Hertz will deliver to GM a copy of all executed participation forms of Participating Licensees and will notify GM of any changes in the Participating Hertz Licensees, Participating Dollar Licensees or Participating Thrifty Licensees participation form to purchase a specific mix of vehicles.

9.                                      If either Party cannot fulfill any terms of this Agreement due to events beyond its control, such as acts of God, labor disputes, and severe economic downturns, the Party affected by the event shall promptly notify the other Party and the Parties will enter negotiations with the intent of minimizing the Impact of the event on the business contemplated under this Agreement.

10.                               Should Hertz elect to cancel any vehicle orders placed with authorized GM dealers that are at Event Code 3000 or later, Hertz will be assessed a fee of $[*REDACTED*] per vehicle, payable to GM upon demand.  However, the fee will not be assessed if the current production has been delayed more than 3 weeks from the originally scheduled production week.  Further, this fee will not apply if Hertz chooses to redirect the shipment of any vehicles that are at Event Code 3000 or later.

11.                               Hertz acknowledges that certain Hertz Licensees, Dollar Licensees or Thrifty Licensees may choose not to purchase vehicles through Hertz under this Agreement, despite efforts by Hertz to consolidate such purchases.  Hertz agrees that GM may Initiate separate sales agreements with those individual licensees who choose to purchase vehicles directly from GM.  Provided, however, that volume obtained by GM from such sales agreements will not be counted or credited toward the volume commitment of Hertz under this Agreement.

12.                               Hertz will provide to GM, at the beginning of each month, a four month schedule of anticipated VN9 or YT2 vehicle returns for the Hertz Corporate vehicles.  The schedule will breakout the vehicle returns by site for the current month, as well as for the subsequent three months.  All Participating Hertz Licensees will provide a weekly return forecast to the local inspection sites that they are utilizing.  Submission of the Information described in this section is a condition to receiving incentives under this Agreement.

13.                               Hertz agrees to retain any documents or records relevant to vehicles purchased or leased from authorized GM dealers under this Agreement or any other GM program, and/or claims submitted for payment under this Agreement or any other GM program, for two

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years after the close of the program.  Hertz will permit any designated representative of GM to examine, audit and take copies of any accounts and records Hertz is required to maintain under this Agreement.  Hertz will make such accounts and records readily available at its facilities during regular business hours upon reasonable advance notice.  GM will furnish Hertz with a list of any reproduced records.  Hertz shall include similar record retention requirements in the Participating Hertz Licensee’s Agreements .

14.                               SiriusXM Satellite Radio Service is not included with the vehicles covered by this Agreement.  To determine the availability of SiriusXM Satellite Radio Service, please contact SiriusXM directly.

15.                               Hertz agrees that it will obtain approval from GM prior to using the GM vehicles and/or products in advertising and promotional materials or activities.

16.                               This Agreement and its terms are confidential and are intended for the sole use of Hertz and GM.  Neither this Agreement nor its terms may be disclosed to any third party, except as may be required by legal processes or applicable securities laws.  In the event of any intended disclosure, the Party intending to disclose will notify the other Party sufficiently in advance so that the Parties may consult with each other and/or interpose legal objections to the disclosure.

17.                               This Agreement and its attachments represent the entire agreement regarding the subjects herein between Hertz and GM and may be modified only in a writing executed by an authorized representative of each of the Parties.

18.                               This Agreement will in all respects be interpreted, enforced and governed under the laws of the State of Michigan, without regard to the conflicts of law principles thereof.

On behalf of GM, I would like to express my appreciation for your business and hope this Agreement will continue to strengthen our business relationship.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

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OMITTED PORTIONS INDICATED BY [*REDACTED*].

Please return an executed copy of this Agreement acknowledging your agreement to its terms and conditions.

Very truly yours,

/s/ Edward J. Peper	Date:	12/8/14
Edward J. Peper
General Motors LLC
U.S. Vice President, Fleet and Commercial Sales

/s/ Darren Arrington	Date:	12/15/14
Darren Arrington
The Hertz Corporation
Senior Vice President, NA Fleet Management

Approvals:

/s/ Stephen J. Hill	Date:	12/8/14
Stephen J. Hill
General Motors LLC
North America Vice President, U.S. Sales and Service

/s/ Edward J. Toporzycki	Date:	12/8/14
Edward J. Toporzycki
General Motors LLC
CFO & Executive Director, U.S. Sales Operations

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Attachments Key

Attachment 1	2015 MY Daily Rental VN9 Purchase Program Guidelines
Attachment 1A	2015 MY Daily Rental VN9 Minimum Equipment Guidelines
Attachment 1B	2014 CY Turn-In Standards and Procedures
Attachment 1C	2015 MY VN9 Tier Program Guidelines
Attachment 1D	2015 MY YT2 Flat Rate Program Guidelines
Attachment 2	2015 MY National Fleet VX7 Risk Purchase Program Guidelines
Attachment 2A	2015 MY National Fleet VX7 Risk Purchase Program Volume and Incentives by Trim
Attachment 3	2015 MY Daily Rental VN9 Purchase Program and 2015 MY National Fleet VX7 Risk Purchase Program Volume and Incentives
Attachment 3A	2015 MY Production Schedule
Attachment 4	Rental Incentives Payment Terms and Calendar
Attachment 5	Intentionally Omitted
Attachment 6	IntentionallyOmitted

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Attachment 1 (AP)

GM

2015MY DAILY RENTAL VN9 PURCHASE PROGRAM GUIDELINES

1.                                      PROGRAM NAME AND NUMBER:

2015 Model Year Daily Rental VN9 Purchase Program Guidelines for Daily Rental Fleet Customers (AP) Program Code:  VN9

2.                                      PROGRAM DESCRIPTION:

This program makes available to GM dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) purchase information on selected 2015 Model Year passenger cars and light duty trucks that are sold and delivered by GM dealers to qualified DRFCs and are eligible for purchase by GM in accordance with these guidelines.

The following are not eligible for this program:

•                  Preferred Equipment Group (P.E.G.)/Option package discounts

•                  Van Conversions (including Hi-Cube and Step-Van) & Full Size Cargo Vans

•                  Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive.

3.                                      PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:                                    Opening of 2015 Model Year ordering system

Program End Date:                                        When dealers are notified that 2015 Model Year fleet orders are no longer being accepted by GM

In-Service Period:

The In-Service Date is the Expiration in Transit date on the invoice plus five (5) days.  Refer to the Tier Program Parameters (Attachment 1C) and to the 2015 MY Flat Rate Program Guidelines (Attachment 1D) for minimum and maximum In-Service periods applicable to individual programs.   All vehicles to be purchased by GM under this program must be returned and accepted by July 31, 2017.  Non-returned vehicles must remain in service a minimum of six (6) months (180 days) from In-Service Date.  GM reserves the right to audit the DRFC to ensure compliance with the minimum six (6) month In-Service requirement.  Frame, fire, stolen, embezzled and/or water damaged vehicles which are ineligible for purchase do not have a minimum In-Service period.  Documentation on these vehicles must be retained on file for audit purposes.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFC and dealers will comply with such laws and regulations.

4.                                      ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:

All new and unused 2015 Model Year GM vehicles with the required minimum factory installed equipment levels specified in Attachment 1A — 2015 MY Daily Rental VN9 Minimum Equipment Guidelines and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by GM dealers are eligible for this program.

Required Options for Order and Delivery:

All orders must contain the fleet processing option VN9 and the DRFC code to be enrolled in the Tier Program.  Flat Rate programs will require an additional processing option.  Refer to Attachment 1D — 2015 MY Flat Rate Program Guidelines for additional processing options.  Vehicles must be ordered with minimum option requirements specified in Attachment 1A. Processing Option VN9 will provide a net invoice less holdback.  Vehicles ordered with option VN9 receive order date price protection (PRP).

Dealers are responsible for including the proper processing option on all orders.  Should errors occur in the ordering of vehicles, resulting in diversions or re-invoicing, the ordering GM dealer may be charged an administrative fee by GM.

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All orders must include the following:

a.              Valid GM FAN (Fleet Account Number)

b.              Option Codes: VN9 and DRFC code

c.               Order Type:  FDR

d.              Delivery Type: 020 — Daily Rental

Dealer orders currently on hand or in the system that qualify for this program, and that have the appropriate processing options, can be amended only if they have not been released to production.   This is the ordering dealer’s responsibility.

Vehicles delivered to the DRFC’s drop ship sites must have the assigned DRFC code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action.  Vehicles that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted or titled.

5.                                      COMPATIBLE INCENTIVES AND ALLOWANCE PROGRAMS:

Vehicles enrolled in the 2015 MY Daily Rental VN9 Purchase Program are not eligible for any other fleet/retail program, including, but not limited to, the Dealer Fleet Ordering Assistance Program (VQ) and any GM Dealer Rent A Car program(s).

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L)	N
SALESPERSON / SALES MGR. INCENTIVES		N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL		N
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS		N
GM BUSINESS CARD	(UDB)	N
CONSUMER CASH		N
DEALER CASH		N
BONUS CASH		N
OPTION PACKAGE DISCOUNTS		N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7)	N
PRICE PROTECTION/ORDER DATE	(PRP)	Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3)	N
INTRANSIT INTEREST CREDIT	(C4C)	Y

RENTAL
REPURCHASE	(VN9)	Y
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9)	Y
RISK	(VX7)	N
GM DEALER RENT-A-CAR	(FKR/FKL)	N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS)	N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP)	N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE)	N
SMALL FLEET APR ALTERNATIVE	(XMC)	N
GM’S BUSINESS CUSTOMERS CHOICE		N
TRUCK STOCKING	(TSI)	N
MOTOR HOME INCENTIVE	(R7Y)	N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H)	N

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RECREATIONAL VEHICLE INCENTIVE	(R6J)	N
DEMO - LIGHT DUTY DEALER	(DEM/DEE)	N
DEMO - LIGHT DUTY SVM	(DES)	N
SIERRA FLEET PEG	(R7F/FLS)	N
FLEET PREFERRED EQUIPMENT GROUPS		N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP)	N

6.                                      METHOD OF PAYMENT:

Purchase payments will be issued within twenty-five (25) business days of GM acceptance as indicated on the GM Vehicle Condition Report and Acceptance Receipt Form AD006.  For payment purposes, Monday through Friday are considered business days, except for GM recognized holidays and other days GM is closed. GM does not staff or process payment during the Christmas holiday or any other period of time GM is closed. Payment processing resumes when GM officially returns to work.

The process for payment of vehicles will work as follows:

•                  Every Monday (excluding recognized GM holidays), GM’s system will sweep for accepted vehicles since the prior sweep

•                  DRFC will receive payment for these vehicles by Friday of the following week so long as GM and banking institutions are open for business during that time period (i.e. 10 calendar days)

All payments will be in the form of a check, unless the EFT option is selected.  To learn more about EFT, please contact your GM Sales or Remarketing Representative.

DRFCs must select one of the following options should it desire to direct payment to a third party:

a.              Assignment of Funds (GM Payment Modification System) — A method to redirect purchase checks to lending institutions is through an Assignment of Funds contract.  Lenders should contact Xerox Services, using the email addresses provided below, to obtain a copy of the contract and receive further information.

Name	Email
Marlon James	marlon.james@xerox.com
Luz Marquez	luz.marquez@xerox.com
Xerox Mailbox	gmincentives@xerox.com

b.              RAVE Records — These electronic records are housed in the RIMS system and identify by VIN the FAN, payee name and address.  DRFCs submit the records via a secured FTP transmission, or they can submit the records manually by contacting their GM Sales or Remarketing Representative.  To minimize the possibility of payment delay(s), utilization of RAVE Records is strongly encouraged for all vehicles purchased under this program.

c.               Disclosure Screen — The DRFC will be asked to confirm the payee name and mailing address that is on record for the FAN used during the disclosure process.  If the information is incorrect, please contact your GM Sales or Remarketing Representative to revise the information.

7.                                      POLICY FOR CORRECTING VEHICLE IN-SERVICE DATES AND PROGRAM STATUS:

It is the responsibility of the DRFC to identify the In-Service Date and program status of all its vehicles and make any necessary corrections following the process described below. GM will make every reasonable effort to accommodate requests to rectify errors prior to the vehicle being grounded in RIMS. Changes will not be considered after the vehicle has a valid grounding record.

In-Service Date Corrections:

The GM In-Service Date is always the Expiration in Transit as shown on the invoice plus five (5) days.  If vehicles are delivered more than 10 days past the GM In-Service Date, they qualify for an In-Service Date adjustment. Submit the VIN(s) in question with a copy of the signed delivery receipt to GM Rental Sales.  The GM systems will be changed to show the delivery date as the new In-Service Date.  All requests must be completed at least 15 days prior to submitting a grounding record to RIMS.

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Changes in Program Status:

Vehicles can be moved from the tiered depreciation program to a flat rate program, or vice versa, if a request is submitted to GM Rental Sales at least 15 days prior to a valid grounding record being issued in RIMS for its affected vehicle(s) or by December 31, 2015, whichever is earlier.  Vehicles may be moved upon verification and approval by GM.  Vehicles will be invoice adjusted in BARS to reflect a change in program enrollment.  BARS will electronically transmit an updated Enrollment Record to RIMS within three (3) business days acknowledging the change throughout all GM systems.

No changes will be considered on In-Service Vehicles outside of these guidelines.

8.                                      GENERAL PROGRAM GUIDELINES:

A.            GM defines a rental vehicle as:

a.              “The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for incentives.”

b.              If a Vehicle enrolled in the Daily Rental VN9 Purchase Program is found to be on rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for incentives.  GM may audit the DRFC to ensure compliance with this guideline.

B.            All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or at any other location(s) are ineligible for incentive payment(s).

C.            GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements.  All monies improperly paid will be charged back.  Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination(s) of dealer sales and service agreement(s).

D.            Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs.  It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

E.             GM reserves the right to cancel, amend, revise, or revoke any program, at any time, based on its sole business judgment(s).  Final decisions in all matters relative to the interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

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General Motors Fleet and Commercial Remarketing

GENERAL MOTORS CORPORATION

Design, Build, and Sell the World’s Best Vehicles!

Kyle Shires

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Attachment 1B

GENERAL MOTORS 2014 CALENDAR YEAR

DAILY RENTAL ACQUISITION PROGRAM

TURN-IN STANDARDS and PROCEDURES

Effective for all vehicles inspected and accepted on or after January 1, 2014

Table of Contents

REMARKETING CONTACT INFORMATION		3

SECTION 1 — GENERAL CONDITION STANDARDS		4

1.	Vehicle Return Requirements	4

2.	Title, Registration, Tax and VIN Plate	6

3.	Vehicle Damage and Disclosure Requirements	8

4.	Damage Allowance, Existing Damage and Previous Repairs	10

SECTION 2 — NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE		12

1.	Glossary of Terms	12

2.	Sheet Metal and Paint	13

3.	Convertible Tops	17

4.	Front and Rear Bumpers	18

5.	Tires	21

6.	Wheels	22

7.	Interior Soft Trim and Carpets	26

8.	Vehicle Glass	27

SECTION 3 — ORIGINAL AND AFTERMARKET EQUIPMENT AND ACCESSORIES		29

SECTION 4 — MISSING EQUIPMENT PROGRAM (MET)		30

GM Remarketing

2014 Daily Rental Return Guidelines

Effective: January 1, 2014

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SECTION 5 — VEHICLE INTEGRITY		30

SECTION 6 — LITIGATION LIABILITY		32

SECTION 7 — GENERAL TURN-IN PROCEDURES		33

1.	Forecast	33

2.	Delivery	34

3.	Inspection at Turn-in	35

4.	Vehicle Reports and Reviews	36

5.	Acceptance / Stop Depreciation	37

6.	Rejects	38

7.	Miscellaneous	39

EXHIBIT A — VEHICLE CATEGORIES / PRIOR REPAIR LIMITS		41

EXHIBIT B — APPROVED TURN-BACK LOCATIONS		42

EXHIBIT C — MET TABLE		47

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General Motors Corporation

Fleet and Commercial Operations

Remarketing Contact Information

Contact	Office Number	Cell Number	e-Mail Address
John A. Pruse Manager, GM Remarketing	313 665-1438	313 378-5335	john.pruse@gm.com

Sandy Grinsell, Remarketing Account Mgr., All Rental Accounts	313 667-6437	313-348-1973	sandy.grinsell@gm.com

Thomas Martin Remarketing Account Mgr., Smart Auction, Remarketing System Tables and Rental Return Guidelines	313 667-6434	313 378-1230	thomas.martin@gm.com

Audre’ Walls Remarketing Account Mgr., Turn-back Locations & Inspections	313 667-6444	313 378-4366	audre.walls@gm.com

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SECTION 1 - GENERAL CONDITION STANDARDS

1)             Vehicle Return Requirements

a)             Vehicles must be maintained as described in the Vehicle Owner’s Manual.  Failure to comply will result in permanent rejection of the vehicle.

i)                 The repair/replacement of an engine or transmission that is due to non-compliance of vehicle maintenance will render the vehicle “Permanently Ineligible”.

b)             Each vehicle shall be in sound mechanical and electrical operating condition.  All lights and lamps must be operational.  Any visible warning lights, i.e., check engine, change oil, SIR, TPS, etc., on the instrument panel must be corrected prior to turn-in or the vehicle will be “Currently Ineligible”.

c)              A vehicle must comply with all aspects of the applicable program parameters or it is not eligible for return.

d)             Vehicle(s) must be returned washed and vacuumed.  General Motors’ expectation of a vehicle’s condition, when returned by the rental company, is that it will be in the same condition as it is when provided to a rental customer.

i)                 A dirty interior MET charge of $35 will be assessed when the interior of the vehicle is littered with trash.  Excessive or offensive trash in the vehicle, such as cups, bottles, newspapers, food, bags, roadmaps, etc., that would hinder interior inspection would generate the dirty interior MET charge.

ii)              Vehicles with an exterior that is too dirty to inspect will be gate released to the rental account for washing.  When the vehicle is returned and inspected, a $75 re-inspection fee will be charged unless special arrangements have been made.

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e)              Vehicles must have a minimum of ¼ tank of fuel with the exception of Hawaii vehicles, which cannot exceed ¼ tank of fuel.  Vehicles with less than ¼ tank of fuel but more than 1/8 will be assessed a MET charge of $15.  Vehicles below 1/8 tank of fuel will be deemed “Currently Ineligible” and released to the rental account for low fuel.  When the vehicle is returned, a $75 re-inspection fee will be charged.

f)               Emissions labels must be in place and legible on all vehicles returned to General Motors.  Vehicles without an emission label are considered “Currently Ineligible” and will be gate released to the rental account.  A $75 re-inspection fee will be charged when the vehicle is corrected and returned.

g)              Vehicles must have two (2) sets of keys, programmed keyless remotes, owner manuals, floor mats, and all other remotes and headphones, included as original equipment.

h)             Vehicles must display actual mileage.  General Motors approved procedures must be followed when repairing or replacing instrument clusters/odometers.  Consult a General Motors dealer for proper replacement.

i)                 All warranty and campaign claims should be completed prior to returning the vehicle to General Motors.  Failure to complete warranty and/or campaign claims may render the vehicle “Currently Ineligible”.  A $75 re-inspection fee will be charged when the vehicle is returned.  Repair of existing body damage is not required for vehicles released for warranty, mechanical or campaign repairs.

j)                Any vehicle equipped with supplemental inflatable restraints (S.I.R.) including driver, passenger or side airbags that have been deployed, missing or otherwise disconnected, must be replaced with an approved OEM replacement and must meet General

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Motors standards prior to turn-in.

2)             Title, Registration, Tax, and VIN Plate

a)             A vehicle submitted with a Certificate of Origin (C.O.V.) or a branded title is not eligible for return.

b)             All vehicles must have a valid and current registration, at the time of acceptance.  State and local taxes must be paid prior to turn-back.  The Daily Rental Company must comply with state regulations pertaining to proof of payment for state and local taxes.

c)              Titles for all turn-in vehicles must be received by a General Motors approved Title Center within three (3) business days of vehicle turn-in.  The vehicle turn-in date is considered the first day.  Currently, the only General Motors approved title center is the SGS Title Center.

SGS Title Center

9805-L Northcross Center Court

Huntersville, NC 28078

Phone:  704 997-1082

d)             All title shipments to the title center must contain a packing list and include the following information:

Company Name and Address

Contact Name and Phone Number

E-mail Address and Fax Number

Full VIN for each title in the package

When sending more than ten titles, e-mail an Excel spreadsheet listing the VIN number of each title enclosed to: Christina.Campbell@SGS.com.  From that list, the title center will “pre-receive” the titles electronically, verify the titles upon actual receipt, provide documented confirmation, and advise of any

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discrepancies.

e)              The Daily Rental Company must remove each vehicle at an auction or turn-in site, if the title for such vehicle is not received within 30 days of the turn-in date.  The vehicle will be “Currently Ineligible” and will be assessed a re-inspection fee, if it is returned.

f)               The plate containing the Vehicle Identification Number (VIN):

i)                 Must be completely readable and properly attached to the dash panel.  Any obstruction causing a portion of the plate to be covered is not acceptable.

ii)              Cannot be damaged in any manner and must be flush and secure with rivets intact.

iii)           Must meet these criteria otherwise the vehicle will be “Permanently Ineligible” and returned to the rental account.

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3)             Vehicle Damage and Disclosure Requirements

a)             The General Motors Disclosure Policy mandates that all prior damage and repairs are electronically disclosed prior to turn back, excluding warranty repairs performed by the Daily Rental Company or a General Motors dealer.

i)                 Completion of the electronic disclosure requires a User ID and password to access the Remarketing Inventory Management System (RIMS).  Contact the Remarketing Account Manager assigned to your account shown on page three.  The User ID, password, web address and instructions will be sent via e-mail within 24 hours of request.

ii)              The electronic disclosure box must be checked (Yes or No) confirming or denying previous damage.  Failure to disclose previous damage at turn-in will be grounds for rejecting the vehicle.

iii)           Collision damage must be disclosed and supported by repair orders.  Repair orders must accurately reflect all work performed and include all associated repair costs.  The inspection provider, on General Motors behalf, will request a repair order when:

(1)               Previous repaired damage noted during the inspection does not agree with the disclosure

(2)               The dollar amount disclosed appears too high or low based on the visual inspection.  There is no arbitrary rule or guideline, such as any damage over $XXX amount or damage to X number of body panels, used as a basis for requesting a repair order.

(3)               The disclosed damage areas and the disclosed repair amount appear significantly out of line.

(4)               Upon request, repair orders must be received by the inspection provider within two business days of the request

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to maintain the original turn-in date.  Repair orders that are not received by the inspection provider within seven business days will cause the vehicle to be “Currently Ineligible” and gate released from the yard until the repair order is available.  A $75 re-inspection fee will be charged, if the vehicle is returned and the repair order provided.

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4)             Damage Allowance, Existing Damage and Previous Repairs

a)             General Motors will absorb the cost of repairs on vehicles returned with $450 or less existing damage.

i)      General Motors will charge the Daily Rental Company for current damage in excess of the $450 damage allowance plus a service fee.

ii)     Missing equipment will not be included as part of the chargeable damage allowance, but will be charged per the Missing Equipment Program (refer to Section 4 for MET).

iii)    The service fee will be applied as follows:

Amount in Excess of $450	Service Fee
$0 to $99.99	Equal to amount over $450
$100 to $1,099.99	$100
$1,100 to $1,549.99	$200

b)             Vehicles with existing damage exceeding $2,000 are “Currently Ineligible” for return.

c)              Prior repairs cannot exceed $2,500 for Category 1 vehicles, $3,000 for Category 2 vehicles, $3,500 for Category 3 vehicles, and $4,500 for Category 4 vehicles.  These amounts exclude costs related to vehicle glass, tires, wheels, wheel covers, SIR system components, “Loss of Use”, sales tax and towing charges.  Vehicles exceeding these maximums are not eligible for turn-in.  See Exhibit A — Vehicle Categories/Prior Repair Limits.

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d)             Vehicles with “Poor Prior Repairs” of $700 or less will be accepted.  The estimated poor prior repair cost will be charged to the Daily Rental Company under the MET program.  Vehicles with poor prior repairs exceeding $700 will be considered “Currently Ineligible” and released to the Daily Rental Company.

e)              Vehicles identified as “Currently Ineligible” due to mechanical, warranty/campaign, unacceptable glass, or un-matched tires, etc., will be gate released for repairs to these conditions only, and can be returned for acceptance consideration.

f)               When returned, if the vehicle has had partial repairs on any chargeable damage identified when it was originally inspected, including poor prior repairs, the entire vehicle must be repaired to no more than $100 in chargeable damage.  A $75 re-inspection fee will apply.

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SECTION 2 - NORMAL WEAR AND TEAR AND CHARGEABLE DAMAGE

Listed below is the nomenclature commonly used to describe types of damage on inspection reports.

1)             Glossary of Terms “General Description”

a)             Abrasion — A lightly scratched or worn area of the finish either paint, clear coat, or chrome that does not penetrate to the base material of the part or panel.

b)             Chip — Confined area where paint has been removed from the surface usually not larger than 1/4 inch for purposes of these return guidelines.

c)              Dent — a depression of any size in the panel material whether metal, composite, or other, with or without paint damage.

d)             Ding — A small dent, an inch or less in diameter, with or without paint damage.

e)              Gouge — An area where the damage has penetrated the finish and removed a portion of the base material of the part or panel.

f)               Scratch — A cut in the surface of any material that may or may not penetrate the finish.

g)              Scuff — A worn or rough spot that is deep enough to disturb the base material of the part or panel but does not remove any base material.

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2)             Sheet Metal and Paint

The following are acceptable return conditions and applicable charges.

a)             Maximum of two dents per panel that are individually no larger than one inch in diameter, does not break the paint, and qualifies for Paintless Dent Removal (PDR) are non-chargeable.

b)             Scratches in the clear coat that do not penetrate the color coat and do not catch a finger nail are non-chargeable.

c)              Chips to door, hood or deck lid edges that do not reach flat panel surfaces are non-chargeable.

d)             An appearance fee and PDR may be used on the same panel.

e)              One dent that qualifies for PDR that contains one chip inside the dent would be charged $50 for the PDR and a $20 appearance fee for the chip, totaling $70.  The chip must be no larger than one-quarter (1/4) inch in diameter and cannot exhibit any spider cracks around the chip.

f)               Chipped and scratched panels:

i)                 All panels except hoods:

(1)               One to three chips individually no larger than one-quarter (1/4) inch in diameter are non-chargeable.

(2)               Four to six chips per panel will be charged a $20 appearance fee.

(3)               Over six chips per panel will require a minimum of a panel refinish.

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ii)              Hood panels:

(1)               The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

HOOD – LEADING EDGE, FIRST 5”	HOOD – ALL BUT LEADING EDGE	CHARGES
Maximum of 6 chips / scratches	Maximum of 3 chips / scratches	Non-chargeable
Maximum of 10 chips / scratches	Maximum of 6 chips / scratches	$40 Appearance fee
Greater than 10 chips / scratches	Greater than 6 chips / scratches	Hood panel refinish

g)              Vehicles with damage confined to either the upper or lower half of a panel may qualify for a partial panel repair.

i)                           A partial panel repair can only be considered when there is a clean break between the upper and lower portion of the panel.

ii)                        A clean break is defined as a body side molding, cladding, etc., that runs from one end of the panel to the other with no gaps at either end.

iii)                     Body lines are not a clean break and partial panel repair does not apply.

h)             The floor of a pick-up truck box is considered one panel.  Two dents in the truck box no larger than one inch that do not break the paint are non-chargeable.  One dent to the wheelhouse no larger than one inch that does not break the paint is non-chargeable.  PDR cannot be used on the floor or wheelhouse of a pick-up truck.

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i)                 Paintless Dent Repair - General Motors’ inspection providers will utilize the Dent Wizard Paintless Dent Removal Guide to determine panel accessibility by vehicle.  Below are PDR conditions, limitations, and applicable charges:

i)                           Conditions

(1)                            Rounded dents up to four inches in diameter

(2)                            Minor creases, shallow palm prints and protrusions are allowed

(3)                            Dents across body feature lines are allowed

(4)                            PDR may be used to repair existing qualifying damage to a previously repaired panel that meets GM and industry repair standards

ii)                        Limitations

(1)                            No PDR on poor previous repairs.

(2)                            No PDR utilizing hole drilling.

(3)                            No PDR where the paint is broken unless chip/PDR applies.

(4)                            No PDR to sharp creases or creases over six inches.

iii)                     Applicable Charges

(1)                            Up to seven dings per panel will be charged $50 per panel.

(2)                            Eight to 12 dings per panel will be charged $75 per panel.

(3)                            Thirteen to 15 dings per panel will be charged $100 per panel.

(4)                            One single dent up to six inches in diameter or one large shallow dent up to 18 inches in the hood, roof or deck lid will be charged $100.

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Hail Damage Guideline

Acceptable Units:

1)                       Vehicles with less than $2,000 in repaired or unrepaired hail damage *.

2)                       Hail damage must be repaired using PDR as defined by the Dent Wizard PDR Guide.

Ineligible Vehicles:

3)                       Vehicles with over $2,000 in repaired or unrepaired hail damage

4)                       Vehicles showing evidence of Paintless Dent Repair that used hole-drilling techniques

* Vehicles with repaired or unrepaired hail damage of less than $2,000 must provide a repair order or estimate detailing the damage and repair cost.  The only approved PDR providers for these repair orders / estimates are either Dent Wizard or Dent Demon.

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3)             Convertible Tops

The following are acceptable return conditions with regard to convertible tops:

a)             Stains that can be removed by normal reconditioning

b)             Abrasions that are not visually offensive

c)              Top structure must be operational and not damaged

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4)             Front and Rear Bumpers

a)             Bumpers will be inspected from a standing position.  The chart below shows acceptable return conditions and applicable charges for painted and textured bumpers.  Scratches that individually do not exceed ¼ inch in length may be used in any combination with chips but not to exceed the quantities shown in the chart.

FRONT OR REAR BUMPER FASCIA	CHARGES

Maximum of two dents, no larger than one inch that do not break the paint	Non-chargeable

Maximum of two scratches per bumper no longer than 2” and no wider than ¼” or one scratch no longer than 4” and no wider than ¼”	Non-chargeable

Minor indentations in the rear bumper cover directly below the trunk opening, with minimal paint damage	Non-chargeable

BUMPER COVERS WITH NO OTHER DAMAGE

Maximum of 6 chips / scratches	Non-chargeable

7 – 15 chips / scratches	$20 Appearance fee

Greater than 15 chips / scratches	Minimum partial bumper repair

b)             Partial bumper repairs to painted or textured surfaces are charged based upon the following criteria:

i)                 A partial bumper repair can be performed on a rolling third or 33% of the bumper.  The damage can be anywhere on the bumper as long as it is confined to an area equal to a continuous third of the bumper’s length.

ii)              Partial bumper repairs cannot be used for vehicles utilizing paints commonly referred to as pearl or tri-color due to color matching concerns.

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iii)           The $20 appearance fee may be used on bumpers in conjunction with a partial bumper repair if the damage is located on different areas of the bumper.  For example, when there is damage to the center of the bumper and a minor chip on the left end of the bumper, the partial bumper repair charge and appearance fee would apply eliminating the need for a full refinish.

iv)          A cracked or punctured bumper fascia will be charged a minimum partial bumper repair fee of $125 for painted bumpers and $175 for textured bumpers using the criteria below:

(1)                     Crack must be less than four inches in total.  Puncture must not exceed the diameter of a U.S. quarter.

(2)                     A maximum of two dents, individually not exceeding two inches in diameter and confined to 1/3 of the bumper area.

v)             Bumpers that are both painted and textured or two toned will be treated as separate bumpers and charged for each panel using the guidelines above.

c)              Mis-aligned front and/or rear bumper fascia from low impact collision is acceptable for $50 per bumper re-attachment fee.  This charge covers the cost of re-attaching fasteners, aligning the bumper, and applies when no other damage is present.  This charge cannot be used for poor previous bumper repair.

d)             Damage on the underside of the bumper observed during the undercarriage inspection, other than breakage, will not be chargeable.  Cracked or broken bumpers, regardless of location will remain a chargeable repair or replacement.

e)              License plate screw holes in the front bumper cover used to attach the license plate to the bumper, without the proper bracket, will be charged a minimum $125 partial bumper repair.

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f)               Metal Bumpers - Painted or Chrome:

i)                 A maximum of two scratches or chips per bumper that are no longer than two inches and no wider than ¼ inch or one scratch no longer than four inches and no wider than ¼ inch that penetrates the color coat but would not require filler, are acceptable at no charge.

ii)              A maximum of two dents that are individually no larger than one inch in diameter and do not damage the paint or chrome will be charged $100.

iii)           Damage exceeding the above criteria or bumpers with chrome plating missing will result in a bumper replacement charge.

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5)             Tires

The following are acceptable conditions regarding all tires including full size spare tires which must meet the same inspection criteria as a road tire:

a)             All tires must have 4/32 inch or better original tread across all primary tread grooves without any exposed belts.  All tires must match by size, brand, tire line and load and speed rating.

b)             Only GM approved replacement tires are acceptable.  GM Approved 2014 Replacement Tire Table is sent as a separate document.  If the replacement tire cannot be located, a replacement from an approved manufacturer may be used, however, all tires must match by size, brand, tire line and load and speed rating.

c)              Tires with mushroom-type plugs, installed from the inside out, in the tread only, are acceptable.  All other plugs and/or patches are unacceptable.

d)             The space saver spare tire used on most General Motors’ vehicles does not utilize the same criteria as the road tires.  The space saver spare must be in the vehicle, inflated, and undamaged.  The minimum 4/32 inch tread depth requirement does not apply.

e)              General Motors reserves the right to charge the Daily Rental Company via the MET Tire Program for an unacceptable repaired tire, with no right to review.  Any flat, un-matched or incorrect tires will not be considered for the MET Tire Program.

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6)             Wheels

The following are acceptable conditions for aluminum/alloy wheels, stamped and steel wheels with appropriate charges:

a)             Non-chargeable conditions

i)                 The face of the wheel may have light scratches or scuffs to the surface not penetrating through to the base material.

ii)              Light scratches or scuffs within one inch of the outside edge of the wheel are acceptable provided they do not, in total, exceed one-third of the circumference of the wheel and can be removed with light sanding.

b)             Chargeable conditions

i)                 Scratches, scuffs or gouges that remove material or distort the surface of the wheel may be repaired for $100.

c)              Wheel Replacement

i)                 Damage to the base material that exceeds conditions identified above and are not repairable will be charged for a replacement using the Mitchell Manual.

ii)              Bent, cracked, or dented wheels are not repairable and must be charged for a replacement.

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Missing material similar to or greater than this photo will require a wheel replacement charge priced from the current Mitchell Manual.

Bent, cracked or dented wheels are not repairable and must be charged for a replacement from the current Mitchell Manual.

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7)             Interior Soft Trim and Carpets

a)             All stains which can be removed by normal reconditioning are non-chargeable.

b)             Maximum of one burn that is less than ¼ inch in diameter and does not penetrate the backing material is non-chargeable.

c)              Interior Soft Trim:

i)                 Leather or vinyl - tears or cuts less than two inches $100; two to four inches $125.

ii)              Plain cloth, no pattern — tears or cuts less than two inches $70; two to four inches $90.

iii)           The above repairs cannot be utilized if the damage crosses a seam in the material.

iv)          Damage exceeding the above criteria will require a trim part replacement.

a)             Carpets:

i)                 Carpet stains that require bleaching and dying will be charged $65 per section, i.e., right front, left front, etc.

ii)              Carpet tear or puncture less than ¾ inch in diameter $50.

iii)           Carpet tear or puncture ¾ inch to two inches in diameter $125.

iv)          Damage exceeding the above criteria will require carpet replacement.

v)             Carpet retainers and sill plates must be in place.  Minor surface scuffs and scratches are acceptable.

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8)             Vehicle Glass

a)             Side, Rear, and Stationary Glass

i)                 Minor pinpoint chips or vertical scratches in the side door glass is acceptable and will be noted as non-chargeable.

ii)              Minor pinpoint chips to any stationary or rear glass is acceptable and will be noted as non-chargeable.

iii)           Any damage in excess of the above will render the vehicle “Currently Ineligible” and the vehicle will be gate-released to the rental account for correction.

iv)          Side, rear, or stationery glass is not eligible for replacement under the MET Program.

b)             Windshields

i)                 Pinpoint chips are non-chargeable providing the glass is not sandblasted.  Sandblasted glass is defined as a series of pinpoint chips in a concentrated area.

ii)              Four chips, without legs, from 1/8 inch to 3/16 inch are non-chargeable providing no more than two chips reside in the driver’s side wiper area.

iii)           Chips without legs 1/8 inch or less located within one inch inbound from the frit band (windshield outer perimeter darkened area) are non-chargeable.

iv)          General Motors will not accept glass that has been repaired.  Only OEM glass is acceptable (See table below for GM Windshield Glass Manufacturers).

v)             Damaged windshields may be replaced under the MET program.

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GM WINDSHIELD GLASS MANUFACTURERS

Manufacturers	Brand	Brand	Brand	Brand	Brand
AGC	AP Tech	AP Technoglass	Asahi of America	Asahi	AP
Carlex
Pilkington	LOF	United LN
PPG	PGW
Guardian
Fuyao
Vitro	Crinamex	Autotemplex	Vitroflex
Saint Gobian Sekurit	Sekurit

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SECTION 3 - ORIGINAL EQUIPMENT, AFTERMARKET EQUIPMENT AND ACCESSORIES

1)             All original equipment and accessories noted on the factory invoice must be on the vehicle.  All missing parts (such as body side moldings, wheel covers, trunk mat, spare tire, rear van seats, jack and wheel wrench) are to be replaced prior to return with original GM equipment.  All OEM options and accessories must be installed on the vehicle prior to being placed in daily rental service.

2)             Any after-market parts or accessories such as navigational systems, pick-up truck bed liners, running boards, etc., installed by the rental account or their agent must have GM Remarketing approval prior to installation.  Drilling, electrical modifications, etc., without prior approval will render the vehicle “Permanently Ineligible”.  Pick-up truck bed liners, running boards, etc., must be left on the vehicle at turn back.

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SECTION 4 - MISSING EQUIPMENT PROGRAM (MET)

1)             The Missing Equipment Program (MET) is designed to expedite turn-in by allowing the Daily Rental Company to pay for select missing parts or accessories as determined by GM Remarketing (refer to Exhibit C), as opposed to replacing the parts or accessories.  Missing MET items will be deducted from the repurchase payment to the Daily Rental Company.  Missing MET items will not be included as part of the $450 chargeable damage allowance (Refer to General Condition Standards — Section 4).

2)             A MET charge will be assessed for vehicles turned in with one or more missing floor mats, on vehicles so equipped.  The Rental Account will be charged for a front or rear set of floor mats if one is missing.  Floor mats are required per the Minimum Equipment Requirements.

3)             Keyless remotes, key fobs, and combo keys must be operational.  A $30 re-programming fee will be charged for key fobs that do not operate the vehicle.  The re-programming fee is included in the MET charge for missing key fobs and combo keys.

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SECTION 5 - VEHICLE INTEGRITY

1)             Damage which compromises the integrity of the vehicle, repaired or not, will be grounds for permanently rejecting the vehicle.  Any undercarriage damage resulting from improper tie-down of the vehicle will result in permanent rejection.  Minor damage that has not been repaired (i.e., small dents, scrapes, or scratches) which does not compromise the structural integrity of the vehicle is acceptable on the following components:

a)             Floor Panel and Trunk Floor

b)             Mid-rail Assembly — no bulging or deformity of side rails; enlarged (not torn) stamped holes and surface scratches less than 12 inches are acceptable

c)              Outer Rocker Panels and Pinch Welds

d)             Frame Rails and Rail Extensions

e)              Sub-Frame Assemblies (Engine Cradles

f)               Torque Box Cover — non-collision related

2)             Total time for frame set-up and measure of 2.0 hours or less and 1.5 hours or less for any cosmetic repair is acceptable on the following components, provided there is no structural damage and the repairs meet GM standards:

a)             Frame rail and rail extensions

b)             Apron and upper reinforcements

c)              Cowl panel

d)             Hinge and Windshield “A” pillar

e)              Center “B” pillar

3)             Pulling or sectioning frame rails, door frames, and pillars are not

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acceptable.  Repairs that utilize body filler or Bondo will, in most cases, cause the vehicle to be permanently rejected.

4)             Repaired damage or replacement of the following components is acceptable:

a)             Radiator core support

b)             Frame rail extensions

c)              Engine sub-frame (replacements only)

d)             Outer rocker panel

e)              Rear body panel

f)               Quarter panel (proper sectioning is acceptable)

g)              Roof (repair only, no repair to roof rails)

5)             Vehicles with misaligned doors are considered “Currently Ineligible” due to the difficulty in determining the cause of the misalignment.

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SECTION 6 - LITIGATION LIABILITY

1)             At General Motors’ discretion, the Daily Rental Company may be named in any litigation brought against General Motors as a result of the rental company’s failure to disclose damages or use of non-GM OEM parts.  If a Daily Rental Company attempts to return vehicles with non-disclosed damage or purposely conceals prior repairs, it will result in loss of turn-back privileges.

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SECTION 7 - GENERAL TURN-IN PROCEDURES

1)             Forecast

a)             Daily Rental Company must notify GM in writing at least 30 days prior to vehicle turn-in, of the turn-in location and the return volumes.

b)             Daily Rental Company must provide the turn-in location with a two week forecast of daily return volumes.

c)              GM on occasion may limit daily return volumes based upon yard capacities.

d)             Forecast should be sent via e-mail to the respective General Motors account representative.   Contact information including E-mail addresses can be found on page three.  Failure to provide forecast, may result in delayed acceptance of vehicles.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2)             Delivery

a)             Vehicles returned for repurchase shall be delivered to a General Motors approved turn-in location and parked in the designated return area at no expense to General Motors.  A list of GM approved locations is attached and is subject to change at General Motors’ discretion (Exhibit B).  Normal operating hours for delivery is 8 am to 5 pm, Monday through Friday.  The Daily Rental Company should allow sufficient time to prepare the vehicle for turn-in including:

i)                             Inspect and prep vehicle according to GM Return Guidelines, i.e., clean, vacuum, repair or replace items, as needed

ii)                          Miscellaneous M.E.T. items should be visible on the front seat

iii)                       Mark vehicle as a rental repurchase unit

iv)                      Provide electronic damage/repair disclosure

v)                         Submit a clear title to an approved Title Center (prior to returning vehicle recommended)

vi)                      Transport vehicle to nearest GM approved turn-back location

vii)                   Upon arrival at turn-back location, obtain directions to the inspection area

viii)                Park vehicle and leave unlocked

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

3)             Inspection at Turn-In

a)             Vehicles will be inspected by an authorized representative of GM, using an electronic Condition Report.  The initial vehicle inspection will be provided to the Daily Rental Company at General Motor’s expense.

b)             The Daily Rental Company will be charged $75 for each inspection or verification required after the initial inspection.  The $75 re-inspection fee will be charged when a vehicle has been previously inspected and removed by the Daily Rental Company prior to acceptance, or when the Daily Rental Company replaces MET items.

c)              Hawaii vehicles will be charged $115 for each inspection required after the initial inspection.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

4)             Vehicle Reports and Reviews

a)             Vehicle Condition Reports, Missing Title Reports, Met/non-Met Reports, and Gate-Release reports are available daily through the General Motors Vehicle Inspection Website (VIW).  Rental Accounts can access this data using an assigned I.D. and password that can be obtained by contacting the GM Rental Support Representative.

b)             Rental Accounts are provided a Met/Non-Met report by the inspection provider detailing vehicles that have been inspected and are available for review.  The report is printed twice daily, mid-day and closing.  The report printed at the end of the day will contain information on only those vehicles completed after the mid-day report was printed.

c)              Vehicle worksheets are printed and available to the rental accounts throughout the day.

d)             Reviews are conducted throughout the day.  Reviews must be completed prior to 3:00 pm the day following printing of the worksheet.  If the review is not completed prior to 3:00 pm, the vehicle will be processed as shown on the original inspection.

e)              Vehicles with current damage under $450 and MET charges under $100 will be processed as written, with no right to review.  Programming of key fobs is not included in the $100 total and is not a reviewable MET charge.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

5)             Acceptance / Stop Depreciation

a)             Depreciation stops and the vehicle will be accepted once it has passed inspection, a lien-free title has been provided, and all program requirements have been satisfied.

b)             A copy of the condition report or an electronic file will serve as the acceptance receipt for the Daily Rental Company.  The date used to stop depreciation will be identified on the acceptance line of the condition report or the electronic file.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

6)             Rejects

a)             Rejected or ineligible vehicles must be removed from return locations within three business days of notification.  Failure to remove these vehicles may delay the processing of any additional returns until the rejects have been resolved.

b)             Vehicles that are classified as permanent rejects by the inspection provider will be assessed a $75 service charge.  General Motors Remarketing will provide a quarterly invoice which will include the VIN, turn back location, and turn-in date.  Payment is expected within 14 days.

c)              It is General Motors’ practice to ship vehicles once they pass the inspection process, with or without acceptance.  On rare occasions, the title arrives late and the vehicle exceeds the maximum allowable in-service time.  When this occurs, these vehicles will be rejected and all charges incurred by the auction, including shipping cost, will be charged to the Daily Rental Account and must be paid prior to release of the vehicle.

d)             If disqualifying damage is noted after vehicle acceptance, General Motors will invoice the Daily Rental Company for the vehicle purchase price, an administrative fee of $250, plus any additional costs incurred following vehicle acceptance (i.e., freight, cleanup, repairs), by a debit to current funds, or if no funds are available, a check forwarded to:

General Motors Corporation

Fleet and Commercial Operations — Remarketing

Renaissance Center

Tower 100, 19th Floor

MC 482-A19-B36

Detroit, MI 48265-1000

f)               Vehicles removed from the program are the responsibility of the Daily Rental Company.  The Daily Rental Company must arrange vehicle pick-up at the location designated by General Motors.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

7)             Miscellaneous

a)             Rental Account request for return of vehicle:

i)                 Prior to acceptance

(1)         Vehicle will be temporarily rejected by General Motors and the vehicle will be returned to the rental account.  If the vehicle is returned at a later date, a $75 re-inspection fee will be charged.

ii)              After acceptance

(1)         Payment can be stopped — The vehicle will be released to the rental account from its current location.  A $250 administrative fee will be charged to the rental account in addition to any expenses incurred by GM including inspection cost, shipping, marshaling yard fee, and auction expenses.

(2)         Payment cannot be stopped or funds have already been disbursed — The vehicle will not be returned to the rental account.

b)             Mechanical and body shop labor rates used to calculate chargeable damage are shown below and are subject to change:

i)                       $40.00 Paint and Metal Repair

ii)                    $40.00 Part Replacement or Mechanical

c)              Auction and Marshaling Yard Property

i)                 Any abuse of personnel or property at a GM approved return facility by a Daily Rental Company representative will result in the immediate expulsion of said person from the property.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

d)             Holidays and Closures

i)                 All General Motors approved turn-in locations will be closed on the following dates:

(1) January 1

(2) May 26

(3) July 4

(4) September 1

(5) November 27

(6) November 28

(7) December 24 — January 1, 2015

ii)            The last day for rental returns is December 19, 2014.  Vehicle reviews must be completed by December 23, 2014.

iii)           General Motors reserves the right to amend this list of dates at its discretion.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

EXHIBIT A

GENERAL MOTORS

VEHICLE CATEGORIES / PRIOR REPAIR LIMITS

CATEGORY #1	CATEGORY #2	CATEGORY #3	CATEGORY #4
$2,500	$3,000	$3,500	$4,500

CHEVROLET	CHEVROLET	CHEVROLET	CHEVROLET
Cruze	Equinox	Impala	Corvette
Sonic	Malibu	Camaro	Suburban
Spark	Captiva	Express	Tahoe
Colorado
	GMC	Silverado
	Terrain	Traverse

	BUICK	BUICK	CADILLAC
	Encore	LaCrosse	(All Models)
	Verano	Regal
		Enclave	GMC
Yukon / XL

GMC
Savana
Canyon
Sierra
Acadia

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

EXHIBIT B

GENERAL MOTORS

APPROVED TURN-BACK LOCATIONS

ALABAMA
ADESA Birmingham AA
804 Sollie Dr., Moody, AL 35004-0817	(205) 640-7761

ARIZONA
ADESA Phoenix AA
6740 W. GERMANN, CHANDLER, AZ 85226	(520) 796-1428

CALIFORNIA
Richmond Distribution Center
980 Hensley Rd. Richmond, CA 94804	(510) 232-9883

San Bernardino Distribution Center
360 N. Rancho Ave., San Bernardino, CA 92411	(909) 889-7616

COLORADO
Union Pacific Railroad
9900 I-76 Service Road, Henderson, CO 80640	(303) 286-0345

CONNECTICUT
Southern AA
164 South Main St., East Windsor, CT 06088-0388	(860) 292-7550

FLORIDA
Orlando Distribution Center
1600 Pine Avenue, Orlando, FL 32824	(407) 438-5505

Palm Center Distribution Center
15400 Corporate Road West, Jupiter, FL 33478	(561) 799-7177

GEORGIA
ADESA Atlanta AA
5055 Oakley Industrial Blvd., Fairburn, GA 30265	(770) 357-2133

HAWAII
Honolulu Distribution Center
Pier 51 B Sand Island Road, Honolulu, HI 96819	(808) 848-8146

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Maui Distribution Center
Pier 1 - 105 Ala Luna Street, Kahului, HI 96732	(808) 848-8146

IDAHO
Brasher’s Idaho AA
7355 Eisenman Rd., Boise, ID 83716	(208) 395-3111

ILLINOIS
Manheim Arena AA
550 South Bolingbrook Dr., Bolingbrook, IL 60440	(630) 679-2111

ABC St. Louis AA
721 South 45th Street, Centreville, IL 62207	(636) 332-1227 X227

INDIANA
ADESA Indianapolis AA
2950 East Main Street, Indianapolis, IN 46168	(317) 838-5777

LOUISIANA
ADESA Shreveport AA
7666 Highway 80 W., Shreveport, LA 71109,	(318) 938-7903 x425

IAA Baton Rouge AA
15315 Highway 190, Covington, LA 70754	(985) 867-3699

MARYLAND
Baltimore/Jessup
8459 Dorsey Run Road, Jessup, MD 20794	(301) 604-7316

MASSACHUSETTS
ADESA Boston AA/Framingham
63 Western Avenue, Framingham, MA 01701	(508) 620-2959

MICHIGAN
Manheim Detroit AA,
600 Will Carleton Road, Carleton, MI 48117	(313) 333-3989

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

MINNESOTA
ADESA Minneapolis AA
17600 Territorial Road, Maple Grove, MN 55369	(763) 420-2143

MISSOURI
ADESA Kansas City
1551 ADESA Drive, Belton, MO 64081	(816) 318-9912
FOR ST. LOUIS PLEASE SEE ILLINOIS

NEBRASKA
Manheim Omaha Marshalling Yard
9201 S, 144th St., Omaha, NE 68138	(402) 490-1679

NEVADA
Brasher’s Reno AA
6000 Echo Ave., Reno, NV 89506	(775) 828-3427

Union Pacific Railroad
4740 East Tropical Parkway, Las Vegas, NV 89115	(702) 632-2863

NEW JERSEY
Port Newark Distribution Center
Lot B Craneway Street, Port Newark, NJ 07114	(973) 274-1737

NEW MEXICO
BNSF Railway
102 Woodward, Suite B, Albuquerque, NM 87102	(505) 247-2087

NEW YORK
State Line AA
830 Talmadge Hill Road, Waverly, NY 14892	(607) 565-3533

NORTH CAROLINA
Greensboro AA, Inc.,
3802 West Wendover Avenue, Greensboro, NC 27407	(336) 856-2440

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

NORTH DAKOTA
ADESA Fargo
1650 East Main Ave., West Fargo, ND 58078	(701) 282-8203 x139

OHIO
Columbus Fair AA
2170 New World Dr., Columbus, OH 43207	(614) 497-1710

OKLAHOMA
Dealers AA of Oklahoma City
2900 West Reno Ave., Oklahoma City, OK 37107	(405) 290-7192

OREGON
Union Pacific Railroad
9003 North Columbia, Portland, OR 97203-1045	(503) 283-1465

PENNSYLVANIA
Pittsburgh Independent AA
378 Hunker Waltz Mill Road, New Stanton, PA 15672	(724) 910-1842

SOUTH CAROLINA
Charleston AA
651 Precast Lane, Moncks, SC 29641	(843) 761-0541 X139

TENNESSEE
ADESA Memphis AA
5400 Getwell Rd., Memphis, TN 37210	(901) 365-8978

ADESA Nashville AA
631 Burnett Road, Nashville, TN 37138	(615) 240-3023

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

TEXAS
ADESA San Antonio AA
200 S. Callaghan Road, San Antonio, TX 78227	(210) 432-2253

ADESA Houston
4526 North Sam Houston Parkway, West, Houston, TX 77086	(281) 444-4900

ADESA Dallas AA
3501 Lancaster-Hutchins Rd., Hutchins, TX 75141	(972) 284-4778

UTAH
Brasher’s Salt Lake AA
780 South 5600 West, Salt Lake City, UT 84104-5300	(801) 366-3836

WASHINGTON
Tacoma Distribution Center
2810 Marshall Ave. Suite “B”, Tacoma, WA 98421	(253) 719-1761

WISCONSIN
Greater Milwaukee AA
8920 W. Brown Deer Road, Milwaukee, WI 53224	(262) 835-9802

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

EXHIBIT C

MET DESCRIPTION	MET PRICE	COMMENTS

ANTENNA MAST	8	ROOF OR FENDER
CARGO NET - TRUNK	17
CARGO SHADE	108
CHARGING CABLE - VOLT	420
COMBINATION KEY / FOB	73
CONVERTIBLE BOOT - CAMARO	413
CONVERTIBLE BOOT BAG	55
CUP HOLDER	15
CUP HOLDER-MULTIPLE	30
DIRTY INTERIOR	35
DOME LAMP COVERS-MULTIPLE	10
DOME LIGHT COVER	5
DVD REMOTE CONTROL	48
DVD WIRELESS HEADPHONE 1 SET	125
DVD WIRELESS HEADPHONE 2 SETS	250
ELECTRONIC ENGINE KEY	35
EMERGENCY HIGHWAY PKG	144
FLOOR MAT - CARGO - SUV - VAN	50
FLOOR MAT - FRONT - VAN	22
FLOOR MATS - FRONT - CAR	34
FLOOR MATS - FRONT - SUV	40
FLOOR MATS - REAR - CAR	24
FLOOR MATS - REAR - SUV	45
FLOOR MATS - REAR - VAN	30
FOOT PEDAL PAD	5
FOOT PEDAL PAD-MULTIPLE	10
GM LOGO SMALL ALL	8
HANGER HOOK	5
HAWAII - SHIP BACK SURCHARGE	450
HAWAII OUTER ISLAND SHIPPING	75
KEYLESS REMOTE (1) INCLUDES PR	97
KEYLESS REMOTE (2) INCLUDES PR	187
KEYLESS REMOTE PROGRAM 1 OR 2	30	INCLUDES COMBO KEY
MET VERIFICATION #1	75

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

MET DESCRIPTION	MET PRICE	COMMENTS

MET VERIFICATION #2	75
MISC. MET #4	40
MISC. MET #5	50
MISCELLANEOUS M.E.T. # 1	10
MISCELLANEOUS M.E.T. # 2	20
MISCELLANEOUS M.E.T. # 3	30
MLDG DR RVL 1 CAR	60
MLDG DR RVL 2 CAR	60
MLDG ROCKER 1 CAR	120
MLDG ROCKER 1 TRK	131
MLDG ROCKER 2 CAR	120
MLDG ROCKER 2 TRK	131
MLDG ROOF SEAM L CAR	31
MLDG ROOF SEAM R CAR	31
MLDG SIDE F DR CAR	78
MLDG SIDE F DR TRK	59
MLDG SIDE FDR TRK	23
MLDG SIDE RR DR CAR	67
MLDG SIDE RR DR TRK	54
NAME PLATE RR TRK	29
NAVIGATION CD/DVD	260
NAVIGATION COMPACT FLASH CARD	199
ON SITE REPAIR (05/15/00)	75
ORGANIZER PACKAGE - CARGO	120
OWNER’S MANUAL ALL	25	FOR ALL MANUALS
PLASTIC LUG NUT COVER	13
REPAIR VERIFICATION #1	75
REPAIR VERIFICATION #2	75
RF ALLOY WHEEL APPEARANCE FEE	50
RR ALLOY WHEEL APPEARANCE FEE	50
SPARE TIRE COVER - CAR - TRUNK	45
TIRE 14” ALL - #1	120
TIRE 14” ALL - #2	120
TIRE 14” ALL - #3	120
TIRE 14” ALL - #4	120
TIRE 15” ALL - #1	130

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

MET DESCRIPTION	MET PRICE	COMMENTS

TIRE 15” ALL - #2	130
TIRE 15” ALL - #3	130
TIRE 15” ALL - #4	130
TIRE 16” ALL EXCEPT CAR - #1	210
TIRE 16” ALL EXCEPT CAR - #2	210
TIRE 16” ALL EXCEPT CAR - #3	210
TIRE 16” ALL EXCEPT CAR - #4	210
TIRE 16” CAR - #1	160
TIRE 16” CAR.- #2	160
TIRE 16” CAR.- #3	160
TIRE 16” CAR.- #4	160
TIRE 16” LEFT INSIDE DUAL - TRK	210
TIRE 16” RIGHT INSIDE DUAL - TRK	210
TIRE 17” ALL #1	240
TIRE 17” ALL #2	240
TIRE 17” ALL #3	240
TIRE 17” ALL #4	240
TIRE 17” LEFT INSIDE DUAL - TRK	240
TIRE 17” RIGHT INSIDE DUAL - TRK	240
TIRE 18” ALL #1	250
TIRE 18” ALL #2	250
TIRE 18” ALL #3	250
TIRE 18” ALL #4	250
TIRE 19” ALL NON-PERFORMANCE #1	159
TIRE 19” ALL NON-PERFORMANCE #2	159
TIRE 19” ALL NON-PERFORMANCE #3	159
TIRE 19” ALL NON-PERFORMANCE #4	159
TIRE 19” PERFORMANCE #1	516
TIRE 19” PERFORMANCE #2	516
TIRE 19” PERFORMANCE #3	516
TIRE 19” PERFORMANCE #4	516
TIRE 20” ALL NON-PERFORMANCE #1	310
TIRE 20” ALL NON-PERFORMANCE #2	310
TIRE 20” ALL NON-PERFORMANCE #3	310
TIRE 20” ALL NON-PERFORMANCE #4	310
TIRE 20” PERFORMANCE #1	473

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

MET DESCRIPTION	MET PRICE	COMMENTS

TIRE 20” PERFORMANCE #2	473
TIRE 20” PERFORMANCE #3	473
TIRE 20” PERFORMANCE #4	473
TIRE 21” PERFORMANCE #1	545
TIRE 21” PERFORMANCE #2	545
TIRE 21” PERFORMANCE #3	545
TIRE 21” PERFORMANCE #4	545
TIRE 22” #1	268
TIRE 22” #2	268
TIRE 22” #3	268
TIRE 22” #4	268
TIRE INFLATION COMPRESSOR	119
TIRE SEALANT CANISTER	31
WHEEL COVER 1 CAR	55
WHEEL COVER 1 TRUCK	39
WHEEL COVER 2 CAR	55
WHEEL COVER 2 TRUCK	39
WHEEL COVER 3 CAR	55
WHEEL COVER 3 TRUCK	39
WHEEL COVER 4 CAR	55
WHEEL COVER 4 TRUCK	39
WHEEL CTR CAP 1 CAR	26
WHEEL CTR CAP 1 TRK	21
WHEEL CTR CAP 2 CAR	26
WHEEL CTR CAP 2 TRK	21
WHEEL CTR CAP 3 CAR	26
WHEEL CTR CAP 3 TRK	21
WHEEL CTR CAP 4 CAR	26
WHEEL CTR CAP 4 TRK	21
WINDSHIELD GLASS	220

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Attachment 1C

VN9 Tier Program for the 2015 Model Year GUIDELINES, RATES AND PARAMETERS

Tier 1	Tier 2	Tier 3	Tier 4
Cruze	Camaro	Corvette	Acadia
Malibu	Camaro Cnvrt	CTS	ATS
Regal	Canyon	LaCrosse	Enclave
Sonic	Captiva		Escalada
Spark	City Express		SRX
Verano	Colorado		Suburban
	Encore		Tahoe
	Equinox		Traverse
	Express		XTS
	Impala		Yukon
	Impala Limited		Yukon XL
Savana
Sierra
Silverado
Terrain
Trax

Month Of	Purchase Percentages					Excess
Vehicle Acceptance	Tier 1%	Tier 2%	Tier 3%	Tier 4%	Free Miles	Mileage Penalty	Damage Allowance
July 2014	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Aug	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Sep	87.5	87.5	88.5	91.5	20,000	$0.25	$450
Oct	87.5	87.5	88.5	91.5	22,500	$0.25	$450
Nov	86.5	87.5	87.5	90.5	22,500	$0.25	$450
Dec	85.5	87.5	87.5	90.5	22,500	$0.25	$450

Jan 2015	85.0	87.0	87.5	90.5	25,000	$0.25	$450
Feb	84.5	86.5	87.5	90.0	25,000	$0.25	$450
Mar	84.0	86.0	87.5	89.5	25,000	$0.25	$450
Apr	83.5	85.5	87.0	89.0	27,500	$0.25	$450
May	82.5	84.5	86.5	88.5	27,500	$0.25	$450
June	82.0	84.0	86.0	88.0	29,250	$0.25	$450

July	81.0	83.0	85.0	87.5	29,250	$0.30	$450
Aug	80.0	81.0	84.0	86.5	29,250	$0.30	$450
Sep	79.0	80.0	83.0	84.0	29,250	$0.30	$450
Oct	77.0	77.0	81.0	83.0	29,250	$0.30	$450
Nov	76.0	77.0	78.0	82.0	29,250	$0.30	$450
Dec	75.0	77.0	77.0	81.0	29,250	$0.30	$450

Jan 2016	74.0	76.0	76.0	80.0	31,000	$0.30	$450
Feb	73.0	75.0	76.0	80.0	31,000	$0.30	$450
Mar	72.0	74.0	75.0	79.0	31,000	$0.30	$450
Apr	71.0	73.0	74.0	78.0	33,000	$0.30	$450
May	70.0	72.0	73.0	77.0	33,000	$0.30	$450
June	69.0	71.0	72.0	76.0	33,000	$0.30	$450

July	67.0	69.0	70.0	74.0	35,000	$0.40	$450
Aug	66.0	68.0	69.0	73.0	35,000	$0.40	$450
Sep	65.0	67.0	68.0	72.0	35,000	$0.40	$450
Oct	65.0	67.0	67.0	71.0	37,500	$0.40	$450
Nov	63.0	66.0	67.0	70.0	37,500	$0.40	$450
Dec	63.0	65.0	67.0	70.0	37,500	$0.40	$450

Jan 2017	63.0	65.0	66.0	69.0	40,000	$0.40	$450
Feb	61.0	64.0	65.0	68.0	40,000	$0.40	$450
Mar	59.0	62.0	64.0	65.0	40,000	$0.40	$450
Apr	57.0	61.0	63.0	64.0	42,500	$0.40	$450
May	55.0	58.0	60.0	63.0	42,500	$0.40	$450
June	53.0	55.0	57.0	60.0	42,500	$0.40	$450
July	49.0	51.0	55.0	57.0	42,500	$0.40	$450

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

ADDITIONAL PARAMETERS

REQUIRED OPTIONS:

VN9 + CUSTOMER CODE

REQUIRED HOLD PERIOD:

MINIMUM HOLD:            0 MONTHS 90 DAYS)

MAXIMUM HOLD:          24 MONTHS (730 DAYS

All 2015 MY VN9 units must be accepted before 7/31/2017

DAMAGE ALLOWANCE:

$450 DEDUCTIBLE

Refer to 2014 CY Turn-In Standards and

Procedures (Attachment 1B) for more information

MILEAGE ALLOWANCE:

Refer to chart for free miles and penalties

No Maximum Mileage Limitations

Effective date of mileage change is the first day of the month

IN SERVICE DATE = EXPIRATION IN TRANSIT (as shown on invoice) + 5 DAYS

DEPRECIATION CALCULATIONS:

1. Capitalized cost shall be calculated at dealer cost of base vehicle and optional equipment, plus freight, less Hawaii excise tax and tire weight tax, if applicable.

2.  Depreciation from the capitalized cost will be based on specific purchase percentages of dealer invoice, scaled by vehicle assignment into one of four tier groups. The return purchase amount shall be calculated as a percent of the capitalized cost including freight.

3.  The return purchase percentage varies daily and is determined by the day the vehicle is returned and accepted by General Motors in accordance with GM 2014 CY Turn-In Standards and Procedures (Attachment 1B).

4.  The daily purchase rate equals the change in the monthly rate divided by the number of calendar days for that month.

5.  Out-of-service date shall be the date the vehicle is returned to an approved GM turn-in site provided the rental company meets all program parameters and completes the sign-off procedures.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Attachment 1D

YT2 Flat Rate Program for the 2015 Model Year GUIDELINES, RATES AND PARAMETERS

Vehicle Segment	Depreciation
Brand	$/Month [*REDACTED*]	[*REDACTED*]	[*REDACTED*] $/Unit	[*REDACTED*] $/Unit	ADDITIONAL PARAMETERS

Enclave
Encore
LaCrosse
Regal
Verano
ATS
CTS Next Gen
Escalade
SRX
XTS
Camaro
Camaro Convertible
Captiva
Cruze
Equinox			[*REDACTED*]
Express
Impala (1)
Impala Limited
Malibu
Silverado
Sonic
Spark
Spark EV *
Suburban
Tahoe
Traverse
Acadia
Savana
Sierra
Terrain
Yukon
Yukon XL
Trax

1) [*REDACTED*] is limited to [*REDACTED*].  The [*REDACTED*] will be reduced should GM be able to [*REDACTED*].

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Attachment 2

GM

2015 MY RISK VX7 - NATIONAL FLEET RISK PURCHASE PROGRAM

1.                                   PROGRAM NAME AND NUMBER:

2015 Model Year National Fleet Risk Purchase Program for Daily Rental Fleet Customers

Program Code:  VX7

2.                                   PROGRAM DESCRIPTION:

This program makes available to GM’s dealers and qualified Daily Rental Fleet Customers (hereinafter “DRFC” or “DRFCs”) allowances on select 2015 Model Year GM vehicles sold and delivered by authorized GM dealers to qualified DRFCs.

The following are not eligible for this program:

•                  Preferred Equipment Group (P.E.G.)/Option package discounts

•                  Recreational vehicles

•                  Vehicles delivered from dealer inventory

A qualified DRFC must have a GM Fleet Account Number (GM FAN) to be eligible for any GM fleet incentive(s).

3.                                   PROGRAM START DATE/PROGRAM END DATE/IN SERVICE PERIOD:

Program Start Date:                                    Opening of 2015 Model Year ordering system

Program End Date:                                        When dealers are notified that 2015 Model Year fleet orders are no longer being accepted by GM

In-service Period:                                                  Minimum seven (7) months.  However, if a vehicle has been damaged beyond repair, due to fire, frame damage, theft, embezzled or water damage, and documentation is available to support the condition, this requirement will be waived.

IMPORTANT - Acceptance of an order on any vehicle line does not constitute a commitment to build or to build within a specific time frame.

All vehicles, including non-returned vehicles, supplied by GM are subject to the export control laws and regulations of the United States and the DRFCs and dealers will comply with such laws and regulations.

4.                                      ELIGIBLE MODELS/REQUIRED OPTIONS FOR ORDER AND DELIVERY:

Eligible Models:

All new and unused 2015 GM models with the required minimum factory installed equipment levels specified and the processing options ordered for qualified DRFCs for use as daily rental vehicles which are sold and delivered by authorized GM dealers are eligible for the VX7 program.  Eligible vehicles are required to comply with minimum factory installed equipment levels specified in the Minimum Equipment Guidelines (Attachment 2A - “MEG”).

GM up-fitted vehicles, with the exception of recreational vehicles, are eligible as long as:

a.              The vehicle was purchased directly from GM or from another dealer in the United States

b.              Title to the vehicle was retained by the franchised dealer through the point of sale

c.               Delivery to the ultimate fleet customer can be proven

Required Options for Order and Delivery:

Vehicles purchased under the 2015 Model Year National Fleet Risk Purchase Program must be ordered with VX7 and the appropriate DRFC code as stated in the agreement and will not be eligible for retail sale incentives.  VX7 program incentive amounts are not available to dealers and are available only to DRFCs with an active GM contract.  Vehicles ordered with option VX7 receive order date price protection (PRP).

All Orders must include the following:

a.              Valid GM FAN (Fleet Account Number)

b.              Option Codes: VX7 and DRFC code

c.               Order Type:  FDR

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

d.              Delivery Type: 020 — Daily Rental (vehicle will be auto delivered if using a qualified FAN)

Dealer orders currently on hand or in the system that qualify for this program, and have the appropriate processing options, can be amended if they have not been released to production.   This is the ordering dealer’s responsibility.

Vehicles delivered to DRFC’s drop ship sites must have the DRFC’s code on the window label and the delivery receipt(s) must be checked to verify proper ownership of the vehicle.  GM Customer Support should be contacted immediately regarding vehicles delivered to the wrong drop ship site to determine the appropriate course of action.  Vehicles that were incorrectly delivered must not be placed into rental service.  GM reserves the right to deny incentives on vehicles in rental service that have been incorrectly delivered and accepted, or titled.

5.                                   COMPATIBLE INCENTIVES & ALLOWANCE PROGRAMS:

Vehicles delivered to DRFCs in accordance with the delivery requirements set forth above may be eligible for the following other incentive programs.  Because not all the programs listed below may be combined with each other, consult the guidelines of each program to determine its applicability.  Programs not listed below would not be compatible unless the specific program guidelines indicate otherwise.

FLEET CUSTOMERS (GM FAN HOLDERS)	YES/NO

GENERAL
GM MOBILITY	(MOB/MOC/R8L) N
SALESPERSON / SALES MGR. INCENTIVES	N
CASH DIRECT MAILS/PRIVATE OFFERS/GENERAL
COUPONS/CERTIFICATES/NON-CASH VENDOR PROGRAMS	N
GM BUSINESS CARD	(UDB) N
CONSUMER CASH	N
DEALER CASH	N
BONUS CASH	N
OPTION PACKAGE DISCOUNTS	N

PRICING
PRICE PROTECTION/BONA FIDE SOLD ORDER	(PPT W/VX7) N
PRICE PROTECTION/ORDER DATE	(PRP) Y

ORDER/DELIVERY
FLEET ORDERING & ASSISTANCE	(VQ1/VQ2/VQ3) Y
INTRANSIT INTEREST CREDIT	(C4C) Y

RENTAL
REPURCHASE	(VN9) N
FLAT-RATE REPURCHASE	(YT1 THROUGH YT9) N
RISK	(VX7) Y
GM DEALER RENT-A-CAR	(FKR/FKL) N

GOVERNMENT
PSA/PURA/BID ASSISTANCE/CE	(R6D/PBP/PBS) N

FLEET/COMMERCIAL
NATIONAL FLEET PURCHASE PROGRAM	(FVX/FPP) N
RETAIL ALTERNATIVE	(CNC/CNE/CSE/CSR/CWE) N
SMALL FLEET APR ALTERNATIVE	(XMC) N
GM’S BUSINESS CUSTOMERS CHOICE	N
TRUCK STOCKING	(TSI) N
MOTOR HOME INCENTIVE	(R7Y) N
SCHOOL BUS/SHUTTLE BUS/AMBULANCE INCENTIVE	(R6H) N
RECREATIONAL VEHICLE INCENTIVE	(R6J) N

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

DEMO - LIGHT DUTY DEALER	(DEM/DEE) N
DEMO - LIGHT DUTY SVM	(DES) N
SIERRA FLEET PEG	(R7F/FLS) N
FLEET PREFERRED EQUIPMENT GROUPS	N
COMPETITIVE ASSISTANCE PROGRAMS	(CAP) N

6.                                      GENERAL PROGRAM GUIDELINES:

B.                                    GM defines a rental vehicle as:

a.              “The bona fide rental of a vehicle involving use and payment by a customer on an hourly, daily, weekly, or monthly basis.  Usage of any such vehicle(s) by a customer for a period of four (4) consecutive months or longer shall be deemed to constitute leasing, and not rental, and will make the vehicle ineligible for purchase or other incentives.”

b.              If a vehicle enrolled in the Daily Rental Purchase Program is found to be on-rent (lease) to a customer in excess of the above guideline, or if the customer consecutively rents multiple enrolled vehicles for an aggregate term of four (4) or more months, all vehicles involved in such transactions will not be considered rental vehicles and will be ineligible for purchase or incentives.  GM may audit the DRFC to ensure compliance with this guideline.

C.                                          All eligible vehicles must be delivered to the DRFC through a GM dealership or a qualified drop-ship location.  Purchases or deliveries made through any other entity or any other location(s) are ineligible for incentive payment(s).

D.                                          GM reserves the right to audit dealer records and disqualify any sales allowance in the event such sales do not meet the program requirements.  All monies improperly paid will be charged back. Failure to comply with the program requirements may result in the dealer being disqualified for future participation in fleet programs and termination of dealer sales and service agreement(s).

E.                                           Optional equipment and, in special circumstances, certain standard equipment can be added to or deleted from GM vehicles during the ordering and manufacturing process by DRFCs.  It is the DRFC’s responsibility to ensure that actual vehicle content is properly disclosed to a buyer or transferee when disposing of a vehicle.  DRFCs that use third party build specifications to promote the sale of their vehicles should be especially careful to ensure the accuracy of that data.

F.                                            GM reserves the right to cancel, amend, revise or revoke any program, at any time, based on its sole business judgment(s).  Final decisions in all matters relative to interpretation of any rule or phase of this activity rest solely with GM.

ANY QUESTIONS REGARDING THIS PROGRAM SHOULD BE DIRECTED TO THE CUSTOMER SUPPORT CENTER AT 1-800-FLEET OP.

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

National Fleet Risk Incentives for the 2015 Model Year Trim Mix and Incentives by Model Code

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Buick	Enclave	4R14526	1SD	Buick Enclave FWD Crossover
Buick	Enclave	4R14526	1SL	Buick Enclave FWD Crossover
Buick	Enclave	4R14526	1SN	Buick Enclave FWD Crossover
Buick	Enclave	4V14526	1SD	Buick Enclave AWD Crossover
Buick	Enclave	4V14526	1SL	Buick Enclave AWD Crossover
Buick	Enclave	4V14526	1SN	Buick Enclave AWD Crossover
Buick	Enclave
Buick	Encore	4JM76	1SB	Buick Gamma SUV AWD - 1SB Crossover
Buick	Encore	4JM76	1SD	Buick Gamma SUV AWD - 1SD Crossover
Buick	Encore	4JN76	1SL	Buick Gamma SUV AWD - 1SL Crossover
Buick	Encore	4JN76	1SN	Buick Gamma SUV AWD - 1SN Crossover
Buick	Encore	4JU76	1SB	Buick Gamma SUV 1SB Crossover
Buick	Encore	4JU76	1SD	Buick Gamma SUV 1SD Crossover	[*REDACTED*]
Buick	Encore	4JV76	1SL	Buick Gamma SUV 1SL Crossover
Buick	Encore	4JV76	1SN	Buick Gamma SUV 1SN Crossover
Buick	Encore
Buick	LaCrosse	4GB69	1SB	Buick LaCrosse 1SB Sedan
Buick	LaCrosse	4GG69	1SL	Buick LaCrosse 1SL AWD Sedan
Buick	LaCrosse	4GH69	1SP	Buick LaCrosse 1SP AWD Sedan
Buick	LaCrosse	4GM69	1SL	Buick LaCrosse 1SL Sedan
Buick	LaCrosse	4GT69	1SP	Buick LaCrosse 1SR / 1SP Sedan
Buick	LaCrosse	4GT69	1SR	Buick LaCrosse 1SR Sedan
Buick	LaCrosse
Buick	Regal	4GC69	1SL	Buick Regal Turbo AWD Sedan
Buick	Regal	4GD69	1SN	Buick Regal Premium 1 AWD Sedan
Buick	Regal	4GE69	1SP	Buick Regal Premium 2 Turbo/GS AWD Sedan
Buick	Regal	4GE69	1SX	Buick Regal Premium 2 Turbo/GS AWD Sedan
Buick	Regal	4GJ69	1SX	Buick Regal GS Sedan
Buick	Regal	4GP69	1SL	Buick Regal Regal Turbo Sedan

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Buick	Regal	4GR69	1SN	Buick Regal with Premium 1 Group
Buick	Regal	4GS69	1SP	Buick Regal Turbo with Premium 2 Group
Buick	Regal	4GS69	1SX	Buick Regal Turbo/GS Sedan
Buick	Regal
Buick	Verano	4PG69	1SD	Buick Verano
Buick	Verano	4PG69	1SG	Buick Verano - Convenience Group
Buick	Verano	4PH69	1SL	Buick Verano Leather Group
Buick	Verano	4PH69	1ST	Buick Verano Premium Group
Buick	Verano
Cadillac	ATS	6AB69	1SA	Cadillac ATS Base Sedan 2.5L RWD
Cadillac	ATS	6AB69	1SC	Cadillac ATS Base Sedan 2.0T RWD
Cadillac	ATS	6AB69	1SD	Cadillac ATS Base Sedan 2.0T AWD
Cadillac	ATS	6AC69	1SB	Cadillac ATS Luxury Sedan 2.5L RWD
Cadillac	ATS	6AC69	1SE	Cadillac ATS Luxury Sedan 2.0T RWD
Cadillac	ATS	6AC69	1SF	Cadillac ATS Luxury Sedan 2.0T AWD	[*REDACTED*]
Cadillac	ATS	6AC69	1SN	Cadillac ATS Luxury Sedan 3.6L RWD
Cadillac	ATS	6AC69	1SP	Cadillac ATS Luxury Sedan 3.6L AWD
Cadillac	ATS	6AD69	1SG	Cadillac ATS Performance Sedan 2.0T RWD
Cadillac	ATS	6AD69	1SH	Cadillac ATS Performance Sedan 2.0T AWD
Cadillac	ATS	6AD69	1SQ	Cadillac ATS Performance Sedan 3.6L RWD
Cadillac	ATS	6AD69	1SR	Cadillac ATS Performance Sedan 3.6L AWD
Cadillac	ATS	6AG69	1SJ	Cadillac ATS Premium Sedan 2.0T RWD
Cadillac	ATS	6AG69	1SK	Cadillac ATS Premium Sedan 2.0T AWD
Cadillac	ATS	6AG69	1SS	Cadillac ATS Premium Sedan 3.6L RWD
Cadillac	ATS	6AG69	1ST	Cadillac ATS Premium Sedan 3.6L AWD
Cadillac	ATS
Cadillac	CTS	6DG35	1SB	Cadillac CTS AWD Wagon Base
Cadillac	CTS	6DG35	1SD	Cadillac CTS AWD Wagon Luxury
Cadillac	CTS	6DH35	1SF	Cadillac CTS DI AWD Wagon Performance

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Cadillac	CTS	6DH35	1SH	Cadillac CTS DI AWD Wagon Premium
Cadillac	CTS	6DH47	1SB	Cadillac CTS DI AWD Coupe Base
Cadillac	CTS	6DH47	1SF	Cadillac CTS DI AWD Coupe Performance
Cadillac	CTS	6DH47	1SH	Cadillac CTS DI AWD Coupe Premium
Cadillac	CTS	6DM35	1SB	Cadillac CTS Wagon Base
Cadillac	CTS	6DM35	1SD	Cadillac CTS Wagon Luxury Collection
Cadillac	CTS	6DN35	1SV	Cadillac CTS V Series Wagon
Cadillac	CTS	6DN47	1SV	Cadillac CTS V Coupe
Cadillac	CTS	6DN69	1SV	Cadillac CTS V Series Sedan
Cadillac	CTS	6DP35	1SF	Cadillac CTS DI Wagon Performance Collection
Cadillac	CTS	6DP35	1SH	Cadillac CTS DI Wagon Premium Collection
Cadillac	CTS	6DP47	1SB	Cadillac CTS DI Coupe Base
Cadillac	CTS	6DP47	1SF	Cadillac CTS DI Coupe Performance Collection
Cadillac	CTS	6DP47	1SH	Cadillac CTS DI Coupe Premium Collection
Cadillac	CTS
Cadillac	CTS Next Gen	6AF69	1SC	Cadillac CTS 2.0T RWD Base Sedan
Cadillac	CTS Next Gen	6AF69	1SD	Cadillac CTS 2.0T AWD Base Sedan	[*REDACTED*]
Cadillac	CTS Next Gen	6AH69	1SE	Cadillac CTS 2.0T RWD Luxury Sedan
Cadillac	CTS Next Gen	6AH69	1SF	Cadillac CTS 2.0T AWD Luxury Sedan
Cadillac	CTS Next Gen	6AH69	1SN	Cadillac CTS 3.6L RWD Luxury Sedan
Cadillac	CTS Next Gen	6AH69	1SP	Cadillac CTS 3.6L AWD Luxury Sedan
Cadillac	CTS Next Gen	6AK69	1SG	Cadillac CTS 2.0T RWD Performance Sedan
Cadillac	CTS Next Gen	6AK69	1SH	Cadillac CTS 2.0T AWD Performance Sedan
Cadillac	CTS Next Gen	6AK69	1SQ	Cadillac CTS 3.6L RWD Performance Sedan
Cadillac	CTS Next Gen	6AK69	1SR	Cadillac CTS 3.6L AWD Performance Sedan
Cadillac	CTS Next Gen	6AL69	1SJ	Cadillac CTS 2.0T RWD Premium Sedan
Cadillac	CTS Next Gen	6AL69	1SK	Cadillac CTS 2.0T AWD Premium Sedan
Cadillac	CTS Next Gen	6AL69	1SS	Cadillac CTS 3.6L RWD Premium Sedan
Cadillac	CTS Next Gen	6AL69	1ST	Cadillac CTS 3.6L AWD Premium Sedan
Cadillac	CTS Next Gen	6AL69	2SJ	Cadillac CTS 3.6TT Performance Sedan

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Cadillac	CTS Next Gen	6AL69	2SK	Cadillac CTS 3.6TT Premium Sedan
Cadillac	CTS Next Gen
Cadillac	Escalade	6C10706	1SA	Cadillac Escalade 2WD 1/2 Ton SUV Base
Cadillac	Escalade	6C10706	1SB	Cadillac Escalade 2WD 1/2 Ton SUV Luxury
Cadillac	Escalade	6C10706	1SC	Cadillac Escalade 2WD 1/2 Ton SUV Premium
Cadillac	Escalade	6C10706	1SD	Cadillac Escalade 2WD 1/2 Ton SUV Platinum
Cadillac	Escalade	6C10706	1SE	Cadillac Escalade 2WD 1/2 Ton SUV Hybrid
Cadillac	Escalade	6C10706	1SF	Cadillac Escalade 2WD 1/2 Ton SUV Platinum Hybrid
Cadillac	Escalade	6K10706	1SA	Cadillac Escalade 4x4 1/2 Ton SUV Base
Cadillac	Escalade	6K10706	1SB	Cadillac Escalade 4x4 1/2 Ton SUV Luxury
Cadillac	Escalade	6K10706	1SC	Cadillac Escalade 4x4 1/2 Ton SUV Premium
Cadillac	Escalade	6K10706	1SD	Cadillac Escalade 4x4 1/2 Ton SUV Platinum
Cadillac	Escalade	6K10706	1SE	Cadillac Escalade 4x4 1/2 Ton SUV Hybrid
Cadillac	Escalade	6K10706	1SF	Cadillac Escalade 4x4 1/2 Ton SUV Platinum Hybrid
Cadillac	Escalade	6C10906	1SA	Cadillac Escalade ESV 2WD 1/2 Ton SUV Base
Cadillac	Escalade	6C10906	1SB	Cadillac Escalade ESV 2WD 1/2 Ton SUV Luxury
Cadillac	Escalade	6C10906	1SC	Cadillac Escalade ESV 2WD 1/2 Ton SUV Premium	[*REDACTED*]
Cadillac	Escalade	6C10906	1SD	Cadillac Escalade ESV 2WD 1/2 Ton SUV Platinum
Cadillac	Escalade	6K10906	1SA	Cadillac Escalade ESV 4x4 1/2 Ton SUV Base
Cadillac	Escalade	6K10906	1SB	Cadillac Escalade ESV 4x4 1/2 Ton SUV Luxury
Cadillac	Escalade	6K10906	1SC	Cadillac Escalade ESV 4x4 1/2 Ton SUV Premium
Cadillac	Escalade	6K10906	1SD	Cadillac Escalade ESV 4x4 1/2 Ton SUV Platinum
Cadillac	Escalade	6K10936	1SA	Cadillac Escalade EXT 4x4 1/2 Ton SUT Base
Cadillac	Escalade	6K10936	1SB	Cadillac Escalade EXT 4x4 1/2 Ton SUT Luxury
Cadillac	Escalade	6K10936	1SC	Cadillac Escalade EXT 4x4 1/2 Ton SUT Premium
Cadillac	Escalade
Cadillac	SRX	6NG26	1SA	Cadillac SRX FWD Crossover Base
Cadillac	SRX	6NG26	1SB	Cadillac SRX FWD Crossover Luxury Collection
Cadillac	SRX	6NG26	1SD	Cadillac SRX FWD Crossover Performance Collection
Cadillac	SRX	6NG26	1SE	Cadillac SRX FWD Crossover Premium Collection

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Cadillac	SRX	6NL26	1SB	Cadillac SRX AWD Crossover Luxury Collection
Cadillac	SRX	6NL26	1SD	Cadillac SRX AWD Crossover Performance Collection
Cadillac	SRX	6NL26	1SE	Cadillac SRX AWD Crossover Premium Collection
Cadillac	SRX
Cadillac	XTS	6GB69	1SA	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SE	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SF	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SG	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SH	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	1SJ	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	B05	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	B9Q	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	V4U	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	W20	Cadillac XTS Base Sedan
Cadillac	XTS	6GB69	W30	Cadillac XTS Base Sedan
Cadillac	XTS	6GC69	1SB	Cadillac XTS Luxury Sedan	[*REDACTED*]
Cadillac	XTS	6GD69	1SA	Cadillac XTS 3.6L V6 Sedan
Cadillac	XTS	6GD69	1SB	Cadillac XTS Luxury Collection Sedan
Cadillac	XTS	6GD69	1SC	Cadillac XTS Premium Collection
Cadillac	XTS	6GD69	1SD	Cadillac XTS Platinum Collection
Cadillac	XTS	6GD69	1SE	Cadillac XTS W20 Livery Model
Cadillac	XTS	6GD69	1SF	Cadillac XTS W30 Model
Cadillac	XTS	6GD69	1SG	Cadillac XTS V4U Model
Cadillac	XTS	6GD69	1SH	Cadillac XTS B9Q Model
Cadillac	XTS	6GD69	1SJ	Cadillac XTS B05 Armoured Vehicle
Cadillac	XTS	6GD69	W20	Cadillac XTS W20 Livery Model
Cadillac	XTS	6GE69	1SD	Cadillac XTS Platinum Sedan
Cadillac	XTS
Chevrolet	Camaro	1EE37	1LS	Chevrolet Camaro LS Coupe
Chevrolet	Camaro	1EN37	2LS	Chevrolet Camaro 2LS Coupe

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Camaro	1EF37	1LT	Chevrolet Camaro 1LT Coupe
Chevrolet	Camaro	1EH37	2LT	Chevrolet Camaro 2LT Coupe
Chevrolet	Camaro	1ES37	1SS	Chevrolet Camaro 1SS Coupe
Chevrolet	Camaro	1ET37	2SS	Chevrolet Camaro 2SS Coupe
Chevrolet	Camaro	1EY37	ZL1	Chevrolet Camaro ZL1 Coupe
Chevrolet	Camaro
Chevrolet	Camaro Convertible	1EF67	1LT	Chevrolet Camaro 1LT Convertible
Chevrolet	Camaro Convertible	1EH67	2LT	Chevrolet Camaro 2LT Convertible
Chevrolet	Camaro Convertible	1ES67	1SS	Chevrolet Camaro 1SS Convertible
Chevrolet	Camaro Convertible	1ET67	2SS	Chevrolet Camaro 2SS Convertible
Chevrolet	Camaro Convertible	1EY67	ZL1	Chevrolet Camaro ZL1 Convertible
Chevrolet	Camaro Convertible
Chevrolet	Corvette	1YX07	1LT	Chevrolet Corvette Z51 1LT Coupe
Chevrolet	Corvette	1YX07	2LT	Chevrolet Corvette Z51 2LT Coupe	[*REDACTED*]
Chevrolet	Corvette	1YX07	3LT	Chevrolet Corvette Z51 3LT Coupe
Chevrolet	Corvette	1YX67	1LT	Chevrolet Corvette Z51 1LT Convertible
Chevrolet	Corvette	1YX67	2LT	Chevrolet Corvette Z51 2LT Convertible
Chevrolet	Corvette	1YX67	3LT	Chevrolet Corvette Z51 3LT Convertible
Chevrolet	Corvette	1YY07	1LT	Chevrolet Corvette 1LT Coupe
Chevrolet	Corvette	1YY07	2LT	Chevrolet Corvette 2LT Coupe
Chevrolet	Corvette	1YY07	3LT	Chevrolet Corvette 3LT Coupe
Chevrolet	Corvette	1YY67	1LT	Chevrolet Corvette 1LT Convertible
Chevrolet	Corvette	1YY67	2LT	Chevrolet Corvette 2LT Convertible
Chevrolet	Corvette	1YY67	3LT	Chevrolet Corvette 3LT Convertible
Chevrolet	Corvette
Chevrolet	Cruze	1PB69	1SE	Chevrolet Cruze ECO Manual Sedan
Chevrolet	Cruze	1PB69	1SF	Chevrolet Cruze ECO Automatic Sedan
Chevrolet	Cruze	1PL69	1SA	Chevrolet Cruze LS Manual Sedan
Chevrolet	Cruze	1PL69	1SB	Chevrolet Cruze LS Automatic Sedan

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Cruze	1PX69	1FL	Chevrolet Cruze LT Fleet Sedan
Chevrolet	Cruze	1PX69	1SC	Chevrolet Cruze 1LT Manual Sedan
Chevrolet	Cruze	1PX69	1SD	Chevrolet Cruze 1LT Automatic Sedan
Chevrolet	Cruze	1PY69	1SL	Chevrolet Cruze Diesel Automatic Sedan
Chevrolet	Cruze	1PZ69	1SG	Chevrolet Cruze 2LT Manual Sedan
Chevrolet	Cruze	1PZ69	1SH	Chevrolet Cruze 2LT Automatic Sedan
Chevrolet	Cruze	1PW69	1SJ	Chevrolet Cruze LTZ Automatic Sedan
Chevrolet	Cruze
Chevrolet	Impala	1GX69	1FL	Chevrolet Impala FL/LS/LS Eco 4 Dr. Sedan
Chevrolet	Impala	1GX69	1LS	Chevrolet Impala FL/LS/LS Eco 4 Dr. Sedan
Chevrolet	Impala	1GX69	1SA	Chevrolet Impala FL/LS/LS Eco 4 Dr. Sedan
Chevrolet	Impala	1GY69	1LT	Chevrolet Impala LT/LT Eco 4 Dr. Sedan
Chevrolet	Impala	1GY69	2LT	Chevrolet Impala LT/LT Eco 4 Dr. Sedan
Chevrolet	Impala	1GY69	2SA	Chevrolet Impala LT/LT Eco 4 Dr. Sedan
Chevrolet	Impala	1GZ69	1LZ	Chevrolet Impala LTZ 4 Dr. Sedan	[*REDACTED*]
Chevrolet	Impala	1GZ69	2LZ	Chevrolet Impala LTZ 4 Dr. Sedan
Chevrolet	Impala
Chevrolet	Impala Limited	1WF19	1FL	Chevrolet Impala Limited LS Fleet Sedan
Chevrolet	Impala Limited	1WG19	2FL	Chevrolet Impala Limited LT Fleet Sedan
Chevrolet	Impala Limited	1WU19	1LZ	Chevrolet Impala Limited LTZ Sedan
Chevrolet	Impala Limited
Chevrolet	Malibu	1GB69	1FL	Chevrolet Malibu 1FL Sedan
Chevrolet	Malibu	1GB69	1LS	Chevrolet Malibu 1LS Sedan
Chevrolet	Malibu	1GC69	1LT	Chevrolet Malibu 1LT Sedan
Chevrolet	Malibu	1GC69	1SA	Chevrolet Malibu 1LT Eco Sedan
Chevrolet	Malibu	1GC69	2LT	Chevrolet Malibu 2LT Sedan
Chevrolet	Malibu	1GC69	2SA	Chevrolet Malibu 2LT Eco Sedan
Chevrolet	Malibu	1GC69	3LT	Chevrolet Malibu 2LT Turbo Sedan
Chevrolet	Malibu	1GD69	1LZ	Chevrolet Malibu 1LZ Sedan

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Malibu	1GD69	2LZ	Chevrolet Malibu 1LZ Turbo Sedan
Chevrolet	Malibu
Chevrolet	Sonic	1JU48	1SA	Chevrolet Sonic LS Manual 5-Door HB
Chevrolet	Sonic	1JU48	1SB	Chevrolet Sonic LS Automatic 5-Door HB
Chevrolet	Sonic	1JU69	1SA	Chevrolet Sonic LS Manual Sedan
Chevrolet	Sonic	1JU69	1SB	Chevrolet Sonic LS Automatic Sedan
Chevrolet	Sonic	1JV48	1SC	Chevrolet Sonic LT Manual 5-Door HB
Chevrolet	Sonic	1JV48	1SD	Chevrolet Sonic LT Automatic 5-Door HB
Chevrolet	Sonic	1JV69	1SC	Chevrolet Sonic LT Manual Sedan
Chevrolet	Sonic	1JV69	1SD	Chevrolet Sonic LT Automatic Sedan
Chevrolet	Sonic	1JW48	1SE	Chevrolet Sonic LTZ Manual 5-Door HB
Chevrolet	Sonic	1JW48	1SF	Chevrolet Sonic LTZ Automatic 5-Door HB	[*REDACTED*]
Chevrolet	Sonic	1JW69	1SE	Chevrolet Sonic LTZ Manual Sedan
Chevrolet	Sonic	1JW69	1SF	Chevrolet Sonic LTZ Automatic Sedan
Chevrolet	Sonic	1JY48	1SG	Chevrolet Sonic RS Manual 5-Door HB
Chevrolet	Sonic	1JY48	1SH	Chevrolet Sonic RS Automatic 5-Door HB
Chevrolet	Sonic
Chevrolet	Spark	1CM48	1SA	Chevrolet Spark LS 5-Door HB
Chevrolet	Spark	1CM48	1SB	Chevrolet Spark LS 5-Door HB
Chevrolet	Spark	1CN48	1SC	Chevrolet Spark 1LT 5-Door HB
Chevrolet	Spark	1CN48	1SD	Chevrolet Spark 1LT 5-Door HB
Chevrolet	Spark	1CO48	1SE	Chevrolet Spark 2LT 5-Door HB
Chevrolet	Spark	1CO48	1SF	Chevrolet Spark 2LT 5-Door HB
Chevrolet	Spark	1CV48	1SA	Chevrolet Spark LS Manual
Chevrolet	Spark	1CV48	1SB	Chevrolet Spark LS Auto
Chevrolet	Spark	1CV48	1SC	Chevrolet Spark 1LT Manual
Chevrolet	Spark	1CV48	1SD	Chevrolet Spark 1LT Auto							x
Chevrolet	Spark	1CV48	1SE	Chevrolet Spark 2LT Manual
Chevrolet	Spark	1CV48	1SF	Chevrolet Spark 2LT Auto
Chevrolet	Spark	1CZ48	1SA	Chevrolet Spark EV 1LT

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Spark	1CZ48	1SB	Chevrolet Spark EV 2LT
Chevrolet	Spark										x
Chevrolet	SS Sedan	1EK69	1SS	Chevrolet SS Sedan
Chevrolet	SS Sedan
Chevrolet	Volt	1RC68	(blank)	Chevrolet Volt Hatchback
Chevrolet	Volt
Chevrolet	Captiva	1LD26	1LS	Chevrolet Captiva Sport LS Crossover
Chevrolet	Captiva	1LD26	2LS	Chevrolet Captiva Sport LS Crossover
Chevrolet	Captiva	1LE26	1LT	Chevrolet Captiva Sport LT FWD Crossover
Chevrolet	Captiva	1LN26	1LZ	Chevrolet Captiva Sport LTZ FWD Crossover
Chevrolet	Captiva
Chevrolet	Equinox	1LF26	1LS	Chevrolet Equinox LS FWD Crossover
Chevrolet	Equinox	1LH26	1LT	Chevrolet Equinox LT1 FWD Crossover
Chevrolet	Equinox	1LH26	2LT	Chevrolet Equinox LT2 FWD Crossover
Chevrolet	Equinox	1LJ26	1LZ	Chevrolet Equinox LTZ FWD Crossover	[*REDACTED*]
Chevrolet	Equinox	1LG26	1LS	Chevrolet Equinox LS AWD Crossover
Chevrolet	Equinox	1LK26	1LT	Chevrolet Equinox LT1 AWD Crossover
Chevrolet	Equinox	1LK26	2LT	Chevrolet Equinox LT2 AWD Crossover
Chevrolet	Equinox	1LM26	1LZ	Chevrolet Equinox LTZ AWD Crossover
Chevrolet	Equinox
Chevrolet	Express	CG13405	1WT	Chevrolet Express RWD 1500 Standard Cargo WT
Chevrolet	Express	CG13405	3LT	Chevrolet Express RWD 1500 Standard Cargo Upfitter 3LT
Chevrolet	Express	CG13406	1LS	Chevrolet Express RWD 1500 Standard Passenger LS
Chevrolet	Express	CG13406	1LT	Chevrolet Express RWD 1500 Standard Passenger LT
Chevrolet	Express	CG23405	1SD	Chevrolet Express RWD 2500 Standard Cargo Diesel
Chevrolet	Express	CG23405	1WT	Chevrolet Express RWD 2500 Standard Cargo WT

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Express	CG23405	2WT	Chevrolet Express RWD 2500 Standard Cargo Paratransit
Chevrolet	Express	CG23405	3LT	Chevrolet Express RWD 2500 Standard Cargo Upfitter 3LT
Chevrolet	Express	CG23406	1LS	Chevrolet Express RWD 2500 Standard Passenger LS
Chevrolet	Express	CG23406	1LT	Chevrolet Express RWD 2500 Standard Passenger LT
Chevrolet	Express	CG23705	1SD	Chevrolet Express RWD 2500 Extended Cargo Diesel
Chevrolet	Express	CG23705	1WT	Chevrolet Express RWD 2500 Extended Cargo WT
Chevrolet	Express	CG23705	2WT	Chevrolet Express RWD 2500 Extended Cargo Paratransit
Chevrolet	Express	CG23705	3LT	Chevrolet Express RWD 2500 Extended Cargo Upfitter 3LT
Chevrolet	Express	CG33405	1SD	Chevrolet Express RWD 3500 Standard Cargo Diesel
Chevrolet	Express	CG33405	1WT	Chevrolet Express RWD 3500 Standard Cargo WT	[*REDACTED*]
Chevrolet	Express	CG33405	2WT	Chevrolet Express RWD 3500 Standard Cargo Paratransit
Chevrolet	Express	CG33406	1LS	Chevrolet Express RWD 3500 Standard Passenger LS
Chevrolet	Express	CG33406	1LT	Chevrolet Express RWD 3500 Standard Passenger LT
Chevrolet	Express	CG33406	2LS	Chevrolet Express RWD 3500 Standard Passenger
Chevrolet	Express	CG33406	2LT	Chevrolet Express RWD 3500 Standard Passenger Diesel
Chevrolet	Express	CG33503	1SD	Chevrolet Express RWD 3500 139” Cutaway Diesel
Chevrolet	Express	CG33503	1WT	Chevrolet Express RWD 3500 139” Cutaway WT
Chevrolet	Express	CG33705	1SD	Chevrolet Express RWD 3500 Extended Cargo Diesel
Chevrolet	Express	CG33705	1WT	Chevrolet Express RWD 3500 Extended Cargo WT
Chevrolet	Express	CG33705	2WT	Chevrolet Express RWD 3500 Extended Cargo Paratransit
Chevrolet	Express	CG33706	1LS	Chevrolet Express RWD 3500 Extended Passenger LS

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Express	CG33706	1LT	Chevrolet Express RWD 3500 Extended Passenger LT
Chevrolet	Express	CG33706	2LS	Chevrolet Express RWD 3500 Extended Passenger
Chevrolet	Express	CG33706	2LT	Chevrolet Express RWD 3500 Extended Passenger Diesel
Chevrolet	Express	CG33803	1SD	Chevrolet Express RWD 3500 159” Cutaway Diesel
Chevrolet	Express	CG33803	1WT	Chevrolet Express RWD 3500 159” Cutaway WT
Chevrolet	Express	CG33803	2SD	Chevrolet Express RWD 3500 159” Cutaway Diesel 2
Chevrolet	Express	CG33803	2WT	Chevrolet Express RWD 4500 159” Cutaway
Chevrolet	Express	CG33903	1SD	Chevrolet Express RWD 3500 177” Cutaway Diesel
Chevrolet	Express	CG33903	1WT	Chevrolet Express RWD 3500 177” Cutaway WT
Chevrolet	Express	CG33903	2SD	Chevrolet Express RWD 4500 177” Cutaway
Chevrolet	Express	CG33903	2WT	Chevrolet Express RWD 4500 177” Cutaway
Chevrolet	Express	CH13405	1WT	Chevrolet Express AWD 1500 Standard Cargo WT	[*REDACTED*]
Chevrolet	Express	CH13405	3LT	Chevrolet Express AWD 1500 Standard Cargo Upfitter 3LT
Chevrolet	Express	CH13406	1LS	Chevrolet Express AWD 1500 Standard Passenger LS
Chevrolet	Express	CH13406	1LT	Chevrolet Express AWD 1500 Standard Passenger LT
Chevrolet	Express
Chevrolet	Silverado	CC15543	1LT	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	1LZ	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	1WT	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	2LT	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	2LZ	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	2WT	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15543	3LZ	Chevrolet 2WD 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CC15703	1LT	Chevrolet 2WD 1/2 Ton Regular Cab
Chevrolet	Silverado	CC15703	1WT	Chevrolet 2WD 1/2 Ton Regular Cab

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Silverado	CC15703	2LT	Chevrolet 2WD 1/2 Ton Regular Cab
Chevrolet	Silverado	CC15703	2WT	Chevrolet 2WD 1/2 Ton Regular Cab
Chevrolet	Silverado	CC15743	1LT	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	1LZ	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	1WT	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	2LT	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	2LZ	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	2WT	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15743	3LZ	Chevrolet 2WD 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CC15753	1LT	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CC15753	1LZ	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CC15753	1WT	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CC15753	2LT	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CC15753	2LZ	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CC15753	2WT	Chevrolet 2WD 1/2 Ton Regular Box Extended Cab	[*REDACTED*]
Chevrolet	Silverado	CC15903	1LT	Chevrolet 2WD 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CC15903	1WT	Chevrolet 2WD 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CC15903	2LT	Chevrolet 2WD 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CC15903	2WT	Chevrolet 2WD 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CC36003	1LT	Chevrolet 2WD Chassis HD 60” CA Regular Cab
Chevrolet	Silverado	CC36003	1WT	Chevrolet 2WD Chassis HD 60” CA Regular Cab
Chevrolet	Silverado	CC36043	1LT	Chevrolet 2WD Chassis HD 60” CA Crew Cab
Chevrolet	Silverado	CC36043	1WT	Chevrolet 2WD Chassis HD 60” CA Crew Cab
Chevrolet	Silverado	CC36403	1LT	Chevrolet 2WD Chassis HD XL 84” CA Regular Cab
Chevrolet	Silverado	CC36403	1WT	Chevrolet 2WD Chassis HD XL 84” CA Regular Cab
Chevrolet	Silverado	CK15543	1LT	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15543	1LZ	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15543	1WT	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15543	2LT	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15543	2LZ	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Silverado	CK15543	2WT	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15543	3LZ	Chevrolet 4 X 4 1/2 Ton Short Box Crew Cab
Chevrolet	Silverado	CK15703	1LT	Chevrolet 4 X 4 1/2 Ton Regular Cab
Chevrolet	Silverado	CK15703	1WT	Chevrolet 4 X 4 1/2 Ton Regular Cab
Chevrolet	Silverado	CK15703	2LT	Chevrolet 4 X 4 1/2 Ton Regular Cab
Chevrolet	Silverado	CK15703	2WT	Chevrolet 4 X 4 1/2 Ton Regular Cab
Chevrolet	Silverado	CK15743	1LT	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	1LZ	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	1WT	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	2LT	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	2LZ	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	2WT	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15743	3LZ	Chevrolet 4 X 4 1/2 Ton Regular Box Crew Cab
Chevrolet	Silverado	CK15753	1LT	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CK15753	1LZ	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CK15753	1WT	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CK15753	2LT	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab	[*REDACTED*]
Chevrolet	Silverado	CK15753	2LZ	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CK15753	2WT	Chevrolet 4 X 4 1/2 Ton Regular Box Extended Cab
Chevrolet	Silverado	CK15903	1LT	Chevrolet 4 X 4 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CK15903	1WT	Chevrolet 4 X 4 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CK15903	2LT	Chevrolet 4 X 4 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CK15903	2WT	Chevrolet 4 X 4 1/2 Ton Long Box Regular Cab
Chevrolet	Silverado	CK36003	1LT	Chevrolet 4 X 4 Chassis HD 60” CA Regular Cab
Chevrolet	Silverado	CK36003	1WT	Chevrolet 4 X 4 Chassis HD 60” CA Regular Cab
Chevrolet	Silverado	CK36043	1LT	Chevrolet 4 X 4 Chassis HD 60” CA Crew Cab
Chevrolet	Silverado	CK36043	1WT	Chevrolet 4 X 4 Chassis HD 60” CA Crew Cab
Chevrolet	Silverado	CK36403	1LT	Chevrolet 4 X 4 Chassis HD XL 84” CA Regular Cab
Chevrolet	Silverado	CK36403	1WT	Chevrolet 4 X 4 Chassis HD XL 84” CA Regular Cab
Chevrolet	Silverado

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
Chevrolet	Suburban	CC10906	1FL	Chevrolet Suburban GMT9XX 2WD 1/2 Ton SUV Fleet
Chevrolet	Suburban	CC10906	1LS	Chevrolet Suburban GMT9XX 2WD 1/2 Ton SUV LS
Chevrolet	Suburban	CC10906	1LT	Chevrolet Suburban GMT9XX 2WD 1/2 Ton SUV LT
Chevrolet	Suburban	CC10906	1LZ	Chevrolet Suburban GMT9XX 2WD 1/2 Ton SUV LTZ
Chevrolet	Suburban	CK10906	1FL	Chevrolet Suburban GMT9XX 4x4 1/2 Ton SUV Fleet
Chevrolet	Suburban	CK10906	1LS	Chevrolet Suburban GMT9XX 4x4 1/2 Ton SUV LS
Chevrolet	Suburban	CK10906	1LT	Chevrolet Suburban GMT9XX 4x4 1/2 Ton SUV LT
Chevrolet	Suburban	CK10906	1LZ	Chevrolet Suburban GMT9XX 4x4 1/2 Ton SUV LTZ
Chevrolet	Suburban
Chevrolet	Tahoe	CC10706	1FL	Chevrolet Tahoe GMT9XX 2WD 1/2 Ton SUV Fleet
Chevrolet	Tahoe	CC10706	1LS	Chevrolet Tahoe GMT9XX 2WD 1/2 Ton SUV LS	[*REDACTED*]
Chevrolet	Tahoe	CC10706	1LT	Chevrolet Tahoe GMT9XX 2WD 1/2 Ton SUV LT
Chevrolet	Tahoe	CC10706	1LZ	Chevrolet Tahoe GMT9XX 2WD 1/2 Ton SUV LTZ
Chevrolet	Tahoe	CC10706	1HY	Chevrolet Tahoe GMT9XX 2WD 1/2 Ton SUV Hybrid
Chevrolet	Tahoe	CK10706	1FL	Chevrolet Tahoe GMT9XX 4x4 1/2 Ton SUV Fleet
Chevrolet	Tahoe	CK10706	1LS	Chevrolet Tahoe GMT9XX 4x4 1/2 Ton SUV LS
Chevrolet	Tahoe	CK10706	1LT	Chevrolet Tahoe GMT9XX 4x4 1/2 Ton SUV LT
Chevrolet	Tahoe	CK10706	1LZ	Chevrolet Tahoe GMT9XX 4x4 1/2 Ton SUV LTZ
Chevrolet	Tahoe	CK10706	1HY	Chevrolet Tahoe GMT9XX 4x4 1/2 Ton SUV Hybrid
Chevrolet	Tahoe
Chevrolet	Traverse	CR14526	1LS	Chevrolet Traverse FWD Crossover LS
Chevrolet	Traverse	CR14526	1LT	Chevrolet Traverse FWD Crossover LT1
Chevrolet	Traverse	CR14526	2LT	Chevrolet Traverse FWD Crossover LT2
Chevrolet	Traverse	CR14526	1LZ	Chevrolet Traverse FWD Crossover LTZ
Chevrolet	Traverse	CV14526	1LS	Chevrolet Traverse AWD Crossover LS
Chevrolet	Traverse	CV14526	1LT	Chevrolet Traverse AWD Crossover LT1
Chevrolet	Traverse	CV14526	2LT	Chevrolet Traverse AWD Crossover LT2
Chevrolet	Traverse	CV14526	1LZ	Chevrolet Traverse AWD Crossover LTZ
Chevrolet	Traverse

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Acadia	TR14526	3SA	GMC Acadia FWD Crossover SLE-1
GMC	Acadia	TR14526	3SB	GMC Acadia FWD Crossover SLE-2
GMC	Acadia	TR14526	4SA	GMC Acadia FWD Crossover SLT-1
GMC	Acadia	TR14526	4SB	GMC Acadia FWD Crossover SLT-2
GMC	Acadia	TR14526	5SA	GMC Acadia FWD Crossover Denali
GMC	Acadia	TV14526	3SA	GMC Acadia AWD Crossover SLE-1
GMC	Acadia	TV14526	3SB	GMC Acadia AWD Crossover SLE-2
GMC	Acadia	TV14526	4SA	GMC Acadia AWD Crossover SLT-1
GMC	Acadia	TV14526	4SB	GMC Acadia AWD Crossover SLT-2
GMC	Acadia	TV14526	5SA	GMC Acadia AWD Crossover Denali
GMC	Acadia
GMC	Savana	TG13405	1WT	GMC Savana RWD 1500 Standard Cargo WT
GMC	Savana	TG13405	3LT	GMC Savana RWD 1500 Standard Cargo Upfitter 3LT	[*REDACTED*]
GMC	Savana	TG13406	1LS	GMC Savana RWD 1500 Standard Passenger LS
GMC	Savana	TG13406	1LT	GMC Savana RWD 1500 Standard Passenger LT
GMC	Savana	TG23405	1SD	GMC Savana RWD 2500 Standard Cargo Diesel
GMC	Savana	TG23405	1WT	GMC Savana RWD 2500 Standard Cargo WT
GMC	Savana	TG23405	2WT	GMC Savana RWD 2500 Standard Cargo Paratransit
GMC	Savana	TG23405	3LT	GMC Savana RWD 2500 Standard Cargo Upfitter 3LT
GMC	Savana	TG23406	1LS	GMC Savana RWD 2500 Standard Passenger LS
GMC	Savana	TG23406	1LT	GMC Savana RWD 2500 Standard Passenger LT
GMC	Savana	TG23705	1SD	GMC Savana RWD 2500 Extended Cargo Diesel
GMC	Savana	TG23705	1WT	GMC Savana RWD 2500 Extended Cargo WT
GMC	Savana	TG23705	2WT	GMC Savana RWD 2500 Extended Cargo Paratransit
GMC	Savana	TG23705	3LT	GMC Savana RWD 2500 Extended Cargo Upfitter 3LT
GMC	Savana	TG33405	1SD	GMC Savana RWD 3500 Standard Cargo Diesel
GMC	Savana	TG33405	1WT	GMC Savana RWD 3500 Standard Cargo WT
GMC	Savana	TG33405	2WT	GMC Savana RWD 3500 Standard Cargo Paratransit
GMC	Savana	TG33406	1LS	GMC Savana RWD 3500 Standard Passenger LS
GMC	Savana	TG33406	1LT	GMC Savana RWD 3500 Standard Passenger LT

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Savana	TG33406	2LS	GMC Savana RWD 3500 Standard Passenger Diesel LS
GMC	Savana	TG33406	2LT	GMC Savana RWD 3500 Standard Passenger Diesel LT
GMC	Savana	TG33503	1SD	GMC Savana RWD 3500 139” Cutaway Diesel
GMC	Savana	TG33503	1WT	GMC Savana RWD 3500 139” Cutaway
GMC	Savana	TG33705	1SD	GMC Savana RWD 3500 Extended Cargo Diesel
GMC	Savana	TG33705	1WT	GMC Savana RWD 3500 Extended Cargo WT
GMC	Savana	TG33705	2WT	GMC Savana RWD 3500 Extended Cargo Paratransit
GMC	Savana	TG33706	1LS	GMC Savana RWD 3500 Extended Passenger LS
GMC	Savana	TG33706	1LT	GMC Savana RWD 3500 Extended Passenger LT
GMC	Savana	TG33706	2LS	GMC Savana RWD 3500 Extended Passenger Diesel LS
GMC	Savana	TG33706	2LT	GMC Savana RWD 3500 Extended Passenger Diesel LT	[*REDACTED*]
GMC	Savana	TG33803	1SD	GMC Savana RWD 3500 159” Cutaway Diesel
GMC	Savana	TG33803	1WT	GMC Savana RWD 3500 159” Cutaway
GMC	Savana	TG33803	2SD	GMC Savana RWD 3500 159” Cutaway Diesel 2
GMC	Savana	TG33803	2WT	GMC Savana RWD 4500 159” Cutaway
GMC	Savana	TG33903	1SD	GMC Savana RWD 3500 177” Cutaway Diesel
GMC	Savana	TG33903	1WT	GMC Savana RWD 3500 177” Cutaway
GMC	Savana	TG33903	2SD	GMC Savana RWD 4500 177” Cutaway
GMC	Savana	TG33903	2WT	GMC Savana RWD 4500 177” Cutaway
GMC	Savana	TH13405	1WT	GMC Savana AWD 1500 Standard Cargo WT
GMC	Savana	TH13405	3LT	GMC Savana AWD 1500 Standard Cargo Upfitter 3LT
GMC	Savana	TH13406	1LS	GMC Savana AWD 1500 Standard Passenger LS
GMC	Savana	TH13406	1LT	GMC Savana AWD 1500 Standard Passenger LT
GMC	Savana
GMC	Sierra	TC15543	1SA	GMC 2WD 1/2 Ton Short Box Crew Cab
GMC	Sierra	TC15543	3SA	GMC 2WD 1/2 Ton Short Box Crew Cab
GMC	Sierra	TC15543	4SA	GMC 2WD 1/2 Ton Short Box Crew Cab
GMC	Sierra	TC15543	5SA	GMC 2WD 1/2 Ton Short Box Crew Cab
GMC	Sierra	TC15703	1SA	GMC 2WD 1/2 Ton Regular Box Regular Cab
GMC	Sierra	TC15703	3SA	GMC 2WD 1/2 Ton Regular Box Regular Cab

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Sierra	TC15743	1SA	GMC 2WD 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TC15743	3SA	GMC 2WD 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TC15743	4SA	GMC 2WD 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TC15743	5SA	GMC 2WD 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TC15753	1SA	GMC 2WD 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TC15753	3SA	GMC 2WD 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TC15753	4SA	GMC 2WD 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TC15903	1SA	GMC 2WD 1/2 Ton Long Box Regular Cab
GMC	Sierra	TC15903	3SA	GMC 2WD 1/2 Ton Long Box Regular Cab
GMC	Sierra	TC36003	1SA	GMC Sierra 2WD Chassis HD 60” CA Regular Cab
GMC	Sierra	TC36003	3SA	GMC Sierra 2WD Chassis HD 60” CA Regular Cab
GMC	Sierra	TC36043	1SA	GMC Sierra 2WD Chassis HD 60” CA Crew Cab	[*REDACTED*]
GMC	Sierra	TC36043	3SA	GMC Sierra 2WD Chassis HD 60” CA Crew Cab
GMC	Sierra	TC36403	1SA	GMC Sierra 2WD Chassis HD XL 84” CA Regular Cab
GMC	Sierra	TC36403	3SA	GMC Sierra 2WD Chassis HD XL 84” CA Regular Cab
GMC	Sierra	TK15543	1SA	GMC 4 X 4 1/2 Ton Short Box Crew Cab
GMC	Sierra	TK15543	3SA	GMC 4 X 4 1/2 Ton Short Box Crew Cab
GMC	Sierra	TK15543	4SA	GMC 4 X 4 1/2 Ton Short Box Crew Cab
GMC	Sierra	TK15543	5SA	GMC 4 X 4 1/2 Ton Short Box Crew Cab
GMC	Sierra	TK15703	1SA	GMC 4 X 4 1/2 Ton Regular Box Regular Cab
GMC	Sierra	TK15703	3SA	GMC 4 X 4 1/2 Ton Regular Box Regular Cab
GMC	Sierra	TK15743	1SA	GMC 4 X 4 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TK15743	3SA	GMC 4 X 4 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TK15743	4SA	GMC 4 X 4 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TK15743	5SA	GMC 4 X 4 1/2 Ton Regular Box Crew Cab
GMC	Sierra	TK15753	1SA	GMC 4 X 4 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TK15753	3SA	GMC 4 X 4 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TK15753	4SA	GMC 4 X 4 1/2 Ton Regular Box Extended Cab
GMC	Sierra	TK15903	1SA	GMC 4 X 4 1/2 Ton Long Box Regular Cab
GMC	Sierra	TK15903	3SA	GMC 4 X 4 1/2 Ton Long Box Regular Cab

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Sierra	TK36003	1SA	GMC Sierra 4 X 4 Chassis HD 60” CA Regular Cab
GMC	Sierra	TK36003	3SA	GMC Sierra 4 X 4 Chassis HD 60” CA Regular Cab
GMC	Sierra	TK36043	1SA	GMC Sierra 4 X 4 Chassis HD 60” CA Crew Cab
GMC	Sierra	TK36043	3SA	GMC Sierra 4 X 4 Chassis HD 60” CA Crew Cab
GMC	Sierra	TK36403	1SA	GMC Sierra 4 X 4 Chassis HD XL 84” CA Regular Cab
GMC	Sierra	TK36403	3SA	GMC Sierra 4 X 4 Chassis HD XL 84” CA Regular Cab
GMC	Sierra
GMC	Terrain	TLF26	3SA	GMC Terrain FWD SLE-1 Crossover
GMC	Terrain	TLH26	3SB	GMC Terrain FWD SLE-2 Crossover
GMC	Terrain	TLH26	4SA	GMC Terrain FWD SLT-1 Crossover	[*REDACTED*]
GMC	Terrain	TLJ26	4SB	GMC Terrain FWD SLT-2 Crossover
GMC	Terrain	TLJ26	5SA	GMC Terrain FWD Denali Crossover
GMC	Terrain	TLG26	3SA	GMC Terrain AWD SLE-1 Crossover
GMC	Terrain	TLK26	3SB	GMC Terrain AWD SLE-2 Crossover
GMC	Terrain	TLK26	4SA	GMC Terrain AWD SLT-1 Crossover
GMC	Terrain	TLM26	4SB	GMC Terrain AWD SLT-2 Crossover
GMC	Terrain	TLM26	5SA	GMC Terrain AWD Denali Crossover
GMC	Terrain
GMC	Yukon	TC10706	1SA	GMC Yukon GMT9XX 2WD 1/2 Ton SUV Commercial
GMC	Yukon	TC10706	3SA	GMC Yukon GMT9XX 2WD 1/2 Ton SUV SLE1
GMC	Yukon	TC10706	4SA	GMC Yukon GMT9XX 2WD 1/2 Ton SUV SLT1
GMC	Yukon	TC10706	5SA	GMC Yukon GMT9XX 2WD 1/2 Ton SUV Denali
GMC	Yukon	TC10706	4HY	GMC Yukon GMT9XX 2WD 1/2 Ton SUV Hybrid
GMC	Yukon	TC10706	5HY	GMC Yukon GMT9XX 2WD 1/2 Ton SUV Denali Hybrid
GMC	Yukon	TK10706	1SA	GMC Yukon GMT9XX 4x4 1/2 Ton SUV Commercial
GMC	Yukon	TK10706	3SA	GMC Yukon GMT9XX 4x4 1/2 Ton SUV SLE1
GMC	Yukon	TK10706	4SA	GMC Yukon GMT9XX 4x4 1/2 Ton SUV SLT1
GMC	Yukon	TK10706	5SA	GMC Yukon GMT9XX 4x4 1/2 Ton SUV Denali
GMC	Yukon	TK10706	4HY	GMC Yukon GMT9XX 4x4 1/2 Ton SUV Hybrid
GMC	Yukon	TK10706	5HY	GMC Yukon GMT9XX 4x4 1/2 Ton SUV Denali Hybrid

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

					Trim Mix Requirements		MY15 Incentives ($/Unit)
Division	Model	UMD	Trim	Model Description	Trim %	Volume	Base Incentive	Uplevel Incentive	MY Bonus	Total Incentive
GMC	Yukon
GMC	Yukon XL	TC10906	1SA	GMC Yukon XL GMT9XX 2WD 1/2 Ton SUV Commercial
GMC	Yukon XL	TC10906	3SA	GMC Yukon XL GMT9XX 2WD 1/2 Ton SUV SLE1
GMC	Yukon XL	TC10906	4SA	GMC Yukon XL GMT9XX 2WD 1/2 Ton SUV SLT1
GMC	Yukon XL	TC10906	5SA	GMC Yukon XL GMT9XX 2WD 1/2 Ton SUV Denali	[*REDACTED*]
GMC	Yukon XL	TK10906	1SA	GMC Yukon XL GMT9XX 4x4 1/2 Ton SUV Commercial
GMC	Yukon XL	TK10906	3SA	GMC Yukon XL GMT9XX 4x4 1/2 Ton SUV SLE1
GMC	Yukon XL	TK10906	4SA	GMC Yukon XL GMT9XX 4x4 1/2 Ton SUV SLT1
GMC	Yukon XL	TK10906	5SA	GMC Yukon XL GMT9XX 4x4 1/2 Ton SUV Denali
GMC	Yukon XL

General Motors, LLC

By:	/s/ Edward J. Peper, Jr.	Date:	12/3/14
Name:	Edward J. Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Edward J. Toporzycki	Date:	12/5/14
Name:	Edward J. Toporzycki
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

The Hertz Corporation

By:	/s/ Darren Arrington	Date:	12/15/14
Name:	Darren Arrington
Title:	Senior Vice President, North America Fleet Management

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2015 Model Year Daily Rental Program Volume Commitments and Incentives by Program	Attachment 3

		2015 MY Total Volume Summary			Repurchase VN9 Volume by Program		Repurchase VN9 Incentives by Program
		YT2	VX7		VN9	YT2	VN9/YT2	VN9/YT2
		Repurchase	Risk	Total	Tier	Flat	Matrix	MY Bonus
Division	Model	-Units-	-Units-	-Units-	-Units-	-Units-	$/Unit	$/Unit
Buick	Enclave
Buick	Encore
Buick	LaCrosse
Buick	Regal
Buick	Verano
Cadillac	ATS
Cadillac	CTS
Cadillac	CTS Next Gen	[*REDACTED*]
Cadillac	Escalade
Cadillac	SRX
Cadillac	XTS
Chevrolet	Camaro
Chevrolet	Camaro Convertible
Chevrolet	Captiva
Chevrolet	Corvette
Chevrolet	Cruze
Chevrolet	Equinox
Chevrolet	Express
Chevrolet	Impala
Chevrolet	Impala (1)
Chevrolet	Impala Limited
Chevrolet	Malibu
Chevrolet	Silverado
Chevrolet	Sonic
Chevrolet	Spark
Chevrolet	Spark EV*
Chevrolet	SS Sedan
Chevrolet	Suburban
Chevrolet	Tahoe	[*REDACTED*]
Chevrolet	Traverse
Chevrolet	Trax
Chevrolet	Volt
GMC	Acadia
GMC	Savana
GMC	Sierra
GMC	Terrain
GMC	Yukon
GMC	Yukon XL
Total

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

(1)               [*REDACTED*] is limited to [*REDACTED*].  The [*REDACTED*] will be reduced should GM be able to produce more than [*REDACTED*] in the model year.  The quantity of [*REDACTED*] under the contract will be reduced by a corresponding amount.

General Motors, LLC

By:	/s/ Edward J. Peper, Jr.	Date:	12/3/14
Name:	Edward J. Peper, Jr.
Title:	U.S. Vice President, Fleet and Commercial Sales

By:	/s/ Edward J. Toporzycki	Date:	12/5/14
Name:	Edward J. Toporzycki
Title:	CFO, Executive Director, U.S. Sales and Marketing Operations

The Hertz Corporation

By:	/s/ Darren Arrington	Date:	12/15/14
Name:	Darren Arrington
Title:	Senior Vice President, North America Fleet Management

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

VN9/YTX Volume Amendments

UPDATES
	Initial				FINAL	Revised	TOTAL
Model	Contract	Am. 1	Am. 2	Am. 3	RECON	Contract	ADJ
Enclave
Encore
LaCrosse
Regal
Verano
ATS
CTS
CTS Next Gen
Escalade
SRX
XTS
Camaro
Camaro Convertible	[*REDACTED*]
Captiva
Corvette
Cruze
Equinox
Express
Impala
Impala
Impala Limited
Malibu
Silverado
Sonic
Spark
Spark EV
SS Sedan
Suburban
Tahoe
Traverse
Trax
Volt
Acadia
Savana	[*REDACTED*]
Sierra
Terrain
Yukon
Yukon XL

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

VX7 Volume Amendments

UPDATES
	Initial				FINAL	Revised	TOTAL
Model	Contract	Am. 1	Am. 2	Am. 3	RECON	Contract	ADJ
Enclave
Encore
LaCrosse
Regal
Verano
ATS
CTS
CTS Next Gen
Escalade
SRX
XTS
Camaro
Camaro Convertible	[*REDACTED*]
Captiva
Corvette
Cruze
Equinox
Express
Impala
Impala
Impala Limited
Malibu
Silverado
Sonic
Spark
Spark EV
SS Sedan
Suburban
Tahoe
Traverse
Trax
Volt
Acadia
Savana
Sierra
Terrain
Yukon
Yukon XL

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

2015 MY PRODUCTION TIMING

		14CY	14CY	14CY	14CY	14CY	14CY	14CY	14CY
Division	Model	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Buick
Buick
Buick
Buick
Buick
Cadillac
Cadillac
Cadillac
Cadillac
Cadillac
Cadillac
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet	[*REDACTED*]
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
Chevrolet
GMC
GMC
GMC
GMC
GMC
GMC
Total

		5729	7500	1771							Notes
14CY	15CY	15CY	15CY	15CY	15CY	15CY	15CY	15CY	15CY		Original			With incremental			Change
15MY in 14CY	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	15MY in 15CY	2015 MY	14 CY	15 CY	Total	14CY	15CY	Total	14CY	15CY	Total

[*REDACTED*]

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

Attachment 4

2015 MODEL YEAR GM RENTAL INCENTIVE
PAYMENT TERMS AND CALENDAR

1.              GM will pay to the Daily Rental Fleet Customer (hereinafter “DRFC”) a pro rata portion of the matrix money on the fourth Thursday of the month following Vehicle delivery and receipt of an electronic media transmission to GM’s Remarketing Information System (RIMS) by the second Friday of the month.  An electronic media transmission received after the second Friday of the month will be paid by the fourth Thursday of the following month.  If the fourth Thursday is a banking holiday, funds will be received the next banking day.  Application for this incentive must be made no later than December 31, 2015.  A complete schedule of due dates and payment dates is detailed in this Attachment 4, Page 2.

2.              The agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A are subject to adjustment upon receiving GM’s prior approval.  Should GM agree to an adjustment, the changes will be reflected on a quarterly basis and a revision to Attachment 3 and/or 2A will be issued and signed by both parties.  Actual approved volumes and contractually stated volumes can vary based on the timing of contractual updates.  Any payments received prior to attaining the required volume will be returnable to GM at the close of the model year should the volume not be attained.  At GM’s discretion, any pro rata monthly payment processed in error on volume not approved by GM will be charged back through the DRFC’s open account during the following month.

It is understood that the payment of the per unit amount due to the DRFC  is based upon achieving the agreed upon volume and mix requirements set forth in Attachment 3 and/or 2A.  In the event that the required number of vehicles at the agreed upon mix is not achieved, all payments made by GM will be reimbursed by the DRFC to GM on demand. Such reimbursement will be GM’s sole remedy for the DRFC’s failure to purchase or lease the agreed upon number of vehicles.  The DRFC shall be liable for such reimbursement.

GM Global Headquarters at the Renaissance Center ~ Detroit, MI 48265-1000

2015 MY Rental Agreement, Attachment 4

CONFIDENTIAL INFORMATION REDACTED AND FILED SEPARATELY

WITH THE SECURITIES AND EXCHANGE COMMISSION.

OMITTED PORTIONS INDICATED BY [*REDACTED*].

ATTACHMENT 4 - MATRIX SUBMISSION AND PAYMENT DATES FOR THE 2015 MY